Exhibit 99.5

WARRANT
TO PURCHASE SHARES OF COMMON STOCK

STWC HOLDINGS , INC.
A Colorado Corporation
THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.  THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.

Warrant No.:	August 29 , 2018
Denver, Colorado

THIS CERTIFIES THAT, effective as of August 29 , 2018, for value received, Richland Fund LLC (the "Holder") is entitled to subscribe for and purchase from STWC Holdings, Inc., a Colorado corporation (the "Company"), 100,000 shares of the Company's Common Stock (as adjusted pursuant to Section 2 hereof) (the "Warrant Shares") at the purchase price of $[      ] per share [an amount that was 90% of the closing price on Initial Funding Date of first tranche warrants](as adjusted pursuant to Section 2 hereof) (the "Exercise Price") , upon the terms and subject to the conditions hereinafter set forth.

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1.	Exercise Rights.
(a)
Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part commencing on August [_] , 2018, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exer-cise Price then in effect multiplied by the number of Warrant Shares to be pur-chased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer or delivery of a check payable to the order of the Company, to the principal offices of the Company.  The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section. Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares).  If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise.  Such new warrant shall be in all other respects identical to this Warrant.

 (b) Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:
(i)  the Company shall have received an Investment Representation Statement, in the form attached as Exhibit C hereto, certifying that, among other things, the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant are being acquired for investment and not with a view to any sale or distribution thereof; and
(ii) each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS.  SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPIN-ION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUN-SEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

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(c) Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).
(d) Expiration of Warrant. This Warrant shall expire at 5:00 p.m. Los Angeles time on August 29  , 2023  and shall thereafter no longer be exercisable or have any value whatever.
(e) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.
(f) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.
(g) Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.
(h) Conditional Exercise.  The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect.

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(i) Stock Fully Paid; Reservation of Shares.  All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than restrictions on transfer imposed by applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company's Articles of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company.  During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the right represented by this Warrant.
2.             Adjustment Rights.
(a) Right to Adjustment.  The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:
(i) Merger.  If at any time there shall be a merger, consolidation or any other transaction of the Company with another entity pursuant to which the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive Warrant of the surviving entity with substantially equivalent terms as this Warrant, exercisable for the period specified herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.
(ii) Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be.  In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

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(iii) Down Round Adjustments. If the Company during the term of this Warrant (the "Anti-Dilution Period") issues any additional securities (a "New Issuance") (including, but not limited to, any class of shares, preferred stock, warrants, rights to subscribe for shares, convertible debt or other securities convertible into any share class) for a consideration per share, after giving effect to commissions, fees and other expenses (collectively "offering costs"), that is less, or which on conversion or exercise of the underlying security is less, than the closing price on the Initial Funding Date (as adjusted for any change of  resulting from any  forward or reverse share splits, stock dividends and similar events) (a "Down Round Price"), then the Exercise Price shall be adjusted  to a price that is 90% of the price of the New Issuance.
(iv) Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days there-after, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if appli-cable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.
3.             Transfer of Warrant.
(a) Conditions. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this Section 3.  In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit D hereto.  Once the Warrant is exercised, the Warrant Shares shall be transferable in accordance with the Investor Rights Agreement.
(b) Additional Conditions to Transfer of Warrant. Unless there is a registra-tion statement declared or ordered effective by the Commission under the Securities Act which includes this Warrant, this Warrant may not be transferred unless and until:
(i) the Company receives an Investment Representation Statement, in the form attached as Exhibit E hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof; and
(ii) the Company receives a written notice from the Holder which describes the manner and circumstances of the proposed transfer accompanied by a written opinion of Holder's legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securi-ties laws or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act or such securities may be transferred in accordance with Rule 144(k).  Upon receipt of the foregoing, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder issue new securities in the name of the Holder not bearing the legends required under Section 1(d)(ii).  In addition, new securities shall be issued without such legend if such legends may be properly removed under the terms of Rule 144.

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4.             No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or other-wise until this Warrant shall have been exercised as provided herein.  No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.
5.             Miscellaneous.
(a) Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.
(b) Dispute Resolution.
(i) Negotiation. In the event of any dispute, controversy or claim arising out of or relating to this Warrant, representatives of the parties will meet in a location chosen by the party initiating the negotiation not later than ten business days after written notice from one party to the other of such dispute and will enter into good faith negotiations aimed at resolving the dispute.  If they are unable to resolve the dispute in a mutually satisfactory manner within 30 business days from the date of such notice, the matter may be submitted by either party to arbitration as provided for in Section 5(b)(ii), below.
(ii) Arbitration.
(a) Any dispute, controversy or claim between or among any of the parties hereto arising out of or relating to this Warrant or the breach, termination or invalidity thereof, including any dispute as to whether any dispute is subject to arbitration, which has not been resolved after good faith negotiations pursuant to subsection 5(b)(i) hereof will be settled by binding arbitration administered by the American Arbitration Association in accordance with its then current Commercial Arbitration Rules except as provided herein.

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(b) Any arbitration will be conducted in a location in the metropolitan area of the party responding to the action by a three person arbitration panel.  The three person arbitration panel will consist of one party arbitrator selected by the Company, one party arbitrator selected by the Holder, each of whom will be named within ten business days of the demand for arbitration, and one neutral arbitrator selected by the first two arbitrators.  If the two party appointed arbitrators cannot agree on the neutral arbitrator within ten business days of the selection of the last party appointed arbitrator, the American Arbitration Association will appoint the neutral arbitrator, who will act as chairperson.  In the event of a vacancy with respect to an arbitrator, the vacancy will be filled within ten business days of notice of the vacancy in the same manner and subject to the same requirements as are provided for in the original appointment to that position.  If the vacancy is not filled within ten business days, the American Arbitration Association will make the appointment.
It is the intent of the parties to avoid the appearance of impropriety due to bias or partiality on the part of the neutral arbitrator.  Accordingly, prior to his or her appointment, such neutral arbitrator will disclose to the parties and the other members of the tribunal, any financial, fiduciary, kinship or other relationship between the neutral arbitrator and any party or its counsel.  Any party will have the right to challenge in writing the appointment of the neutral arbitrator on the basis of and within five days of such disclosure.  In the event of a challenge, the American Arbitration Association will uphold or dismiss the challenge and its decision will be conclusive.
(c) The law applicable to the validity of the arbitration clause, the conduct of the arbitration, including the resort to a court for interim relief, enforcement of the award or any other question of arbitration law or procedure will be the United States' Federal Arbitration Act, 9 U.S.C. § 1 et seq.  The parties shall be entitled to engage in reasonable discovery including requests for the production of all relevant documents and a reasonable number of depositions.  The arbitration panel shall have the sole discretion to determine the reasonableness of any requested document production or deposition.  It is the intent of the parties that a substantive hearing be held as soon as practicable after the appointment of the neutral arbitrator or the rejection of a challenge thereto, whichever occurs later.  The presentation of evidence will be governed by the federal Rules of Evidence.  A stenographic record of all witness testimony will be made.
(d) Any award, including any interim award, made will be made by a majority of the arbitrators applying the substantive law of California and will (i) be in writing and state the arbitration panel's findings of fact and conclusions of law, (ii) be made promptly, and in any event within 60 days after the conclusion of the arbitration hearing; and (iii) be binding against the parties involved and may be entered for enforcement in any court of competent jurisdiction.
(e) Fifty percent of the costs of any arbitration proceeding (e.g., arbitrators, court reporter and room rental fees) will be borne by the Company with the remaining 50% to paid by the other party to the dispute.  However, each party will pay its own expense, including attorneys' and other professionals' fees and disbursements.

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(f) The arbitration provision set forth in this Section 5(b)(ii) will be a complete defense to any suit, action or proceeding instituted in any court with respect to any matter arbitrable under this Warrant, except that judicial intervention may be sought in accordance with Section 5(b)(iii) hereof.
(iii) No Waivers; Interim Relief. The parties mutually acknowledge that an award of damages may be inadequate to remedy any breach hereof and that injunctive relief may be required.  Therefore, (i) a party may request a court of competent jurisdiction to provide interim injunctive relief in aid of arbitration or to prevent a violation of this Warrant pending arbitration, and any such request will not be deemed a waiver or breach of the obligations to arbitrate set forth herein and (ii) the arbitrators may order equitable relief where they deem it appropriate and the parties agree that any interim relief ordered by the arbitrators may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties.
(c) Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
(d) Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.
(e) Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 1350 Independence Street, Suite 300, Lakewood Colorado 80215 , Attn: Chief Executive Officer, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.
Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.
(f) Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

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(g) Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant.  The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.
(h) Company Redemption Right. Commencing twenty four (24) months from the date hereof, if the shares of common stock of the Company , as quoted on the primary market on which the Company's common stock is traded or quoted, trade at a price which on close equals or exceeds two hundred fifty percent or more of the initial Exercise Price for each of twenty consecutive trading days at an average daily trading volume of at least 50,000 shares (these conditions being the "Redemption Trigger") then the Company may within five (5) days of the Redemption Trigger give written notice to the Holder or Holders of this Warrant that the Company intends to redeem the Warrant at the end of not less than ten (10) trading days after written notice is delivered at a price per Warrant Share of $0.02. Holder's right to exercise this Warrant in whole or in part shall not in any respect be impaired during this ten day trading period. Notwithstanding the foregoing, the Company's redemption right as herein set forth may not be exercised for twenty four (24) months following the date of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

STWC Holdings, Inc.
a Colorado corporation

By:
Erin Phillips, Chief Executive Officer

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EXHIBIT A
NOTICE OF CASH EXERCISE

TO:  ___________________________

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of STWC Holdings, Inc.., a Colorado corporation (the "Company"), pursuant to the terms of Warrant No. [   ]  issued August    ,2018 to and in the name of Richland Fund LLC, a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2. Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3. The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.  The under-signed has executed an Investment Representation Statement with certain representations and warranties, in the form attached as Exhibit B to the Warrant, concurrently herewith.

Date:	NAME:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

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EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	_________________________________

SELLER	:	_________________________________

COMPANY	:	STWC HOLDINGS, INC.

SECURITY	:	COMMON STOCK ISSUED UPON THE EXERCISE OF WARRANT NO. ___ ISSUED ON AUGUST 2018

AMOUNT	:	[________] SHARES

DATE	:	________________________

The undersigned hereby represents and warrants to STWC Holdings, Inc., a Colorado corporation (the "Company"), as follows:

1. I am aware of the business affairs, finan-cial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities.  I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.  I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise avail-able.  Moreover, I understand that the Company is under no obliga-tion to register the Securities.  In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. I am familiar with the provisions of Rule 144, promul-gated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

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5. I agree that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, I shall not sell or otherwise transfer any of the above listed Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. I further understand that in the event all of the appli-cable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regula-tion A, or some other registration exemption will be required; and that, notwith-standing the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:	Name:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

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EXHIBIT C
NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. _____ issued on June [  ], 2016 to and in the name of __________________________, to purchase ________ shares of Common Stock of STWC Holdings, Inc, a Colorado corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:	Name:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

(Address)

Signed in the presence of:

______________________________________

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SENIOR SECURED CONVERTIBLE PROMISSORY NOTE
August 29, 2018
$100,000.00
Note No. 1

FOR VALUE RECEIVED, STWC Holdings, Inc., a Colorado corporation ("Borrower" or the "Company"), hereby promises to pay to the order of Richland Fund, LLC., a Delaware limited liability company having an address set forth in the NPA (as defined below), or its successors or assigns (the "Holder"), the principal amount of One Hundred Thousand and 00/100 United States Dollars (US$100,000.00) on or before April 15, 2020 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) per annum (the "Applicable Rate") commencing as of the date the proceeds hereunder are funded to the Company (the "Funding Date"), in accordance with the terms hereof. This Senior Secured Convertible Promissory Note is one of three identical notes as set forth in the NPA (this note, and all modifications, extensions, future advances, supplements, and renewals thereof, and any substitutions therefor, hereinafter referred to as the "Note", and collectively with other notes, the "Notes") shall be payable in accordance with the terms set forth below.  This Note is the "Note" referenced in that certain Note Purchase and Security Agreement executed as of the date hereof by and between the Company and the Holder (the "NPA"). This Note is subject to the terms and conditions contained in the NPA.
1.	Payments of Principal and Interest.
(a) Payment of Principal. The aggregate principal amount of the combined Notes shall be paid to the Holder on or prior to the Maturity Date as follows (i) $50,000 on or prior to January 15, 2019, (ii) $50,000 on or prior to April 15, 2019, (iii) $50,000 July 15, 2019, (iv) $50,000 October 15, 2019 and (v) $25,000 on January 15, 2020.
(b) Payment of Interest. Interest on the unpaid principal balance of this Note shall be paid on (i) October 1, 2018, (ii) November 1, 2018, (iii) December 3, 2018, (iv) January 3, 2019 and (v) on the first business day of each month thereafter through the Maturity Date. Interest shall accrue at the Applicable Rate commencing on the Funding Date. Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed.   Any accrued but unpaid interest shall, at the option of the Holder, be included, from time to time, in the Conversion Amount (as defined herein) but will not be compounded to principal.
(c) Payment of Default Interest.  Any amount of principal or interest on this Note which is not paid when due shall bear interest from the date due until such past due amount is paid at a rate of interest equal to the Applicable Rate plus six percent (6%) per annum (the "Default Rate"). Any accrued but unpaid interest at the Default Rate shall, at the option of the Holder, be included, from time to time, in the Conversion Amount.
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(d) General Payment Provisions. All payments of principal and interest on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Holder may designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day. For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of California are authorized or required by law or executive order to remain closed.
(e) Prepayment.  At any time prior to the Maturity Date and/or the Conversion Date, the Company may pre-pay this Note in full or in part without penalty upon delivery of thirty days (30) notice to the Holder.  Upon prepayment of this Note in full, the Holder shall have no further rights under this Note (except for such rights that may specifically survive the payment of the Note), including no rights of conversion.
2.             Conversion of Note. At any time and from time to time while this Note is outstanding, this Note may be, at the sole option of the Holder, converted into shares of the common stock, no par value per share (the "Common Stock") of the Company, in accordance with the terms and conditions set forth below.
(a) Voluntary Conversion.   The Holder may convert all or any portion of the outstanding unpaid principal balance, any accrued interest and any other sums due and payable hereunder or under the NPA into shares of common stock of the Company ("Conversion Shares") at any time at the discretion of the Holder, or any of the Holders as to its portion of the Loan Amount, at a price equal to the lower of (i) $0.15 cents per share (ii) or the average of the closing bid price of the Company's common stock taken over the twenty trading days prior to conversion provided that (iii) upon any sale and issuance by the Company of common stock, or a security that is convertible into common stock, at a price lower than a net receipt to the Company of $0.15 per share (the "Down Round Price"), the Conversion Price per share shall be adjusted to the Down Round Price subject to Holder's providing to the Company a written notice of binding intent to convert the Notes in whole or in part at the Down Round Price no later than ten (10) trading days following the Holder's written receipt from the Company of the Down Round Price (the "Mandatory Down Round Conversion"), provided further the (A) Holder also shall have received notice of intent from the Company of its intent to sell securities at the Down Round Price (the "Down Round Notice") and (B) Holder is given the opportunity within the ten (10) days following receipt of the Down Round Notice to purchase up to one half of the securities being offered by the Company at the Down Round Price. If the Company does not comply with the provisions of 2(a)(iii) hereof, Holder shall nevertheless retain its right to convert this Note at the Down Round Price but shall not be obligated to effect the Mandatory Down Round Conversion.  The conversion price of the Notes will be further subject to proportional adjustment for stock splits, reverse stock splits or combinations of shares, stock dividends, and the like Holder shall submit a conversion notice (in the form attached hereto as Exhibit "A", the "Conversion Notice").
(b) [Intentionally Left Blank]

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(c) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:
(1) Holder's Delivery Requirements. To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Holder (the "Conversion Date"), the Holder shall: (A) transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Company (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Company's transfer agent); and (B) upon receipt by the Holder of the Conversion Shares, surrender the original Note to a nationally recognized overnight courier for delivery to the Company.
(2) Company's Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than five (5) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the "Conversion Confirmation") to the Holder indicating that the Company will process such Conversion Notice in accordance with the terms herein. Within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Company fails to issue the Conversion Confirmation), provided that the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, the Company shall cause the transfer agent to electronically transmit the applicable Conversion Shares to which the Holder shall be entitled by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system, and provide proof satisfactory to the Holder of such delivery.  In the event that the Company's transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Company fails to issue the Conversion Confirmation), the Company shall instruct and cause its transfer agent to issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of Conversion Shares to which the Holder shall be entitled. If less than the full principal and accrued but unpaid interest amount of this Note is submitted for conversion, then the Company shall within five (5) Business Days after receipt of the original Note, at its own expense, issue and deliver to the Holder a new Note for the outstanding principal and interest amount not so converted; provided that such new Note shall be substantially in the same form as this Note.
(3) Record Holder. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.
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(4) Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Holder by the date required hereby, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates representing the principal amount of this Note unsuccessfully tendered for conversion to the Company.

(5) Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Company.
(6) Obligation Absolute; Partial Liquidated Damages. The Company's obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Note, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Note, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $500 per day for each day after the date by which such certificates should have been delivered until such certificates are delivered. Nothing herein shall limit Holder's right to pursue actual damages or declare an Event of Default pursuant to this Note or any agreement securing the indebtedness under this Note for the Company's failure to deliver Conversion Shares

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within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Holder from having the Conversion Shares issued directly by the Company's transfer agent, in the event for any reason the Company fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Holder upon exercise of Holder's conversion rights hereunder.
(d) Adjustments to Conversion Price.
(1) Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

(2) Fundamental Transaction. If, at any time while this Note is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior

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to such Fundamental Transaction, the holder of one (1) share of Common Stock (the "Alternate Consideration").  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(3) Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Note, the Company shall promptly deliver to Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(4) Notice to Allow Conversion by Holder.  If: (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Company's records, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such

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reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert this Note during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

(e) Reservation of Common Stock.  The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price.
3.             Voting Rights. The Holder shall have no voting rights under this Note, except as required by applicable law, including, but not limited to, the California General Corporations Law, and as expressly provided in this Note.
4.             Defaults and Remedies.
(a) Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:
(1) Nonpayment of Obligations. Any amount due and owing on this Note or the other Notes, whether by its terms or as otherwise provided herein or therein, is not paid on the date such amount is due.
(2) Misrepresentation. Any written warranty, representation, certificate or statement of the Company in this Agreement, , the Security Documents (as defined below) or any other agreement with Holder shall be false or misleading in any material respect when made or deemed made.
(3) Nonperformance. Any failure to perform or default in the performance of any covenant, condition or agreement contained in this Note, which failure to perform or default in performance continues for a period of fifteen (15) days after the Company receives notice or knowledge from any source of such failure to perform or default in performance (provided that if the failure to perform or default in performance is not capable of being cured, in Holder's sole discretion, then the cure period set forth herein shall not be applicable and the failure or default shall be an immediate Event of Default hereunder).
(4) Default under Loan Documents. Any failure to perform or default in the performance by the Company that continues after applicable grace and cure periods under any covenant, condition or agreement contained in the Credit Agreement or Security Agreement or any other agreement with Holder, all of which covenants, conditions and agreements are hereby incorporated in this Agreement by express reference.
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(5) Assignment for Creditors. The Company makes an assignment for the benefit of creditors, fails to pay, or admits in writing its inability to pay its debts as they mature; or if a trustee of any substantial part of the assets of the Company is applied for or appointed, and in the case of such trustee being appointed in a proceeding brought against the Company, the Company by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment and such appointment is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the date of such appointment.
(6) Bankruptcy. Any proceeding involving the Company is commenced by or against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government, and in the case of any such proceeding being instituted against the Company: (i) the Company, by any action or failure to act, indicates its approval of, consent to or acquiescence therein; or (ii) an order shall be entered approving the petition in such Proceedings and such order is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the entry thereof.
(7) Material Adverse Effect. The occurrence of (i) a material adverse change in, or a material adverse effect upon, the assets, business, prospects, properties, financial condition or results of operations of Borrowers, taken as a whole; (ii) a material impairment of the ability of Borrowers, taken as a whole, to perform their Obligations under any of the Loan Documents; (iii) a material adverse effect on: (A) any material portion of the Collateral; (B) the legality, validity, binding effect or enforceability against any Borrower of any of the Loan Documents; (C) the perfection or priority (subject to Permitted Liens) of any Lien granted to Holder under any Loan Document; or (D) the rights or remedies of Holder under any Loan Document; or (iv) a material adverse effect or impairment on the Holder's ability to sell shares of Borrower's Common Stock issuable to Holder under any Loan Documents without limitation or restriction in the Principal Trading Market, to the extent such material adverse effect or impairment is caused as a direct result of any action or inaction by any Borrower (a "Material Adverse Effect"). For purposes of determining whether any of the foregoing changes, effects, impairments, or other events have occurred, such determination shall be made by Holder, in its sole, but reasonably exercised, discretion.
(8) Collateral Impairment. The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any lien against, any of the Collateral or any collateral under a separate security agreement securing any of the obligations hereunder, and such judgment or other process shall not have been, within thirty (30) days from the entry thereof: (i) bonded over to the satisfaction of Holder and appealed; (ii) vacated; or (iii) discharged, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or impairment of any of the Collateral or any of
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the Collateral under any security agreement securing any of the obligations hereunder, or any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in the sole opinion of Holder acting in good faith, to become unsatisfactory as to value or character, or which causes Holder to reasonably believe that it is insecure and that the likelihood for repayment of the obligations hereunder is or will soon be impaired, time being of the essence. The cause of such deterioration, impairment, decline or depreciation shall include, but is not limited to, the failure by the Company to do any act deemed reasonably necessary by Holder to preserve and maintain the value and collectability of the Collateral.

(9) Remedies.  Upon the occurrence and during the continuance of an Event of Default following a thirty (30) day cure period after the Company receives written notice of default from Holder, except that Borrower's failure to pay any amount owing to the Lender shall have a cure period of no greater than seven days,  Holder shall have all rights, powers and remedies set forth in this Note and the NPA, in any written agreement or instrument (other than this Agreement) relating to any of the obligations or any security therefor, or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, Holder may, at its option and without further notice, demand or presentment for payment to the Company or others, may declare the then outstanding principal balance of this Note, together with all other sums due under the Note, immediately due and payable, together with all accrued and unpaid interest thereon and thereafter all such sums shall bear interest at the Default Rate, together with all reasonable attorneys' fees, paralegals' fees and costs and expenses incurred by the Holder in collecting or enforcing payment thereof (whether such reasonable fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and all other sums due by the Company hereunder, all without any relief whatsoever from any valuation or appraisement laws and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder at law, in equity, or under this Note. No Event of Default shall be waived by Holder, except and unless such waiver is in writing and signed by Holder. No failure or delay on the part of Holder in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. There shall be no obligation on the part of Holder to exercise any remedy available to Holder in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity. Borrower agrees that in the event that Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Note, any of the other Notes, or any other agreements with Holder, no remedy of law will provide adequate relief to Holder, and further agrees that Holder shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

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5.            Security for the Note.  To secure the payment and performance by the Company of the obligations hereunder, the Company grants, under and pursuant to the NPA executed by the Company dated as of the date hereof, to Holder, its successors and assigns, a continuing, first-priority security interest in, and does hereby assign, transfer, mortgage, convey, pledge, hypothecate and set over to Holder, its successors and assigns, all of the right, title and interest of the Company in and to the Collateral (as defined herein or in the NPA), whether now owned or hereafter acquired, and all proceeds (including, without limitation, all insurance proceeds) and products of any of the Collateral. At any time upon Holder's request, the Company shall execute and deliver to Holder any other documents, instruments or certificates requested by Holder for the purpose of properly documenting and perfecting the security interests of Holder in and to the Collateral granted hereunder, including any additional security agreements, mortgages, control agreements, and financing statements (collectively "Security Documents").

6.            Lost or Stolen Note. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and customary for similar circumstances in commercial Holder/borrower circumstances, and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount and interest into Common Stock.

7.             Cancellation. After all principal, accrued interest and all other sums at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

8.            Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper, provided, however, nothing contained herein shall limit the Holder's ability to bring suit or enforce this Note in any other jurisdiction. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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9.            Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies of the Holder as provided herein shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

10.          Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

11.          Failure or Indulgence Not Waiver. Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing.  A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

12.          Notice.  Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

13.          Usury Savings Clause.  In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance of this Note immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of such outstanding principal balance and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder of this Note may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the outstanding principal balance.  It is the intention of the parties that the Company does not intend or expect to pay nor does the Holder intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest that may be charged under applicable law.

14.          Binding Effect.  This Note shall be binding upon the Company and the successors and assigns of the Company and shall inure to the benefit of Holder and the successors and assigns of Holder.

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15.          Severability.  In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part, in any respect, or in the event that any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Note.  The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

16.          Participations.  Holder may from time to time sell or assign, in whole or in part, or grant participations in this Note and/or the obligations evidenced hereby, subject, however, to first obtaining the Company's written consent.  The holder of any such sale, assignment or participation, if the applicable agreement between Holder and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Holder (to the extent of such holder's interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to the Company (to the extent of such holder's interest or participation), in each case as fully as though the Company was directly indebted to such holder.

17.           Amendments.  The provisions of this Note may be changed only by a written agreement executed by the Company and Holder.

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IN WITNESS WHEREOF, the Company has caused this Note to be executed on and as of the date set forth above.

STWC HOLDINGS, INC.

By:
Name:
Title:

[  signature page to Promissory Note  ]

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EXHIBIT A
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal and/or interest under the Convertible Promissory Note (the "Note") of STWC Holding, Inc., a Colorado corporation (the "Company"), into shares of common stock, par value $0.001 per share (the "Common Shares"), of the Company in accordance with the conditions of the Note, as of the date written below.
Conversion calculations
Effective Date of Conversion:	_______________________
Principal Amount and/or Interest to be Converted:	_______________________
Conversion Price Per Share:	_______________________
Number of Common Shares to be Issued:	_______________________

[ HOLDER ]
By: _____________________________
Name:  __________________________
Title:  ____________________________
Address:  _________________________
__________________________
__________________________

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SENIOR SECURED CONVERTIBLE PROMISSORY NOTE
September 11, 2018
$67,000.00
Note No. 2

FOR VALUE RECEIVED, STWC Holdings, Inc., a Colorado corporation ("Borrower" or the "Company"), hereby promises to pay to the order of Richland Fund, LLC., a Delaware limited liability company having an address set forth in the NPA (as defined below), or its successors or assigns (the "Holder"), the principal amount of Sixty-Seven Thousand and 00/100 United States Dollars (US$67,000.00) on or before March 11, 2020 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) per annum (the "Applicable Rate") commencing as of the date the proceeds hereunder are funded to the Company (the "Funding Date"), in accordance with the terms hereof. This Senior Secured Convertible Promissory Note is one of three identical notes as set forth in the NPA (this note, and all modifications, extensions, future advances, supplements, and renewals thereof, and any substitutions therefor, hereinafter referred to as the "Note", and collectively with other notes, the "Notes") shall be payable in accordance with the terms set forth below.  This Note is the "Note" referenced in that certain Note Purchase and Security Agreement executed as of the date hereof by and between the Company and the Holder (the "NPA"). This Note is subject to the terms and conditions contained in the NPA.
1.	Payments of Principal and Interest.
(a) Payment of Principal. The aggregate principal amount of the combined Notes shall be paid to the Holder on or prior to the Maturity Date as follows (i) $50,000 on or prior to January 15, 2019, (ii) $50,000 on or prior to April 15, 2019, (iii) $50,000 July 15, 2019, (iv) $50,000 October 15, 2019 and (v) $25,000 on January 15, 2020.
(b) Payment of Interest. Interest on the unpaid principal balance of this Note shall be paid on (i) October 1, 2018, (ii) November 1, 2018, (iii) December 3, 2018, (iv) January 3, 2019 and (v) on the first business day of each month thereafter through the Maturity Date. Interest shall accrue at the Applicable Rate commencing on the Funding Date. Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed.   Any accrued but unpaid interest shall, at the option of the Holder, be included, from time to time, in the Conversion Amount (as defined herein) but will not be compounded to principal.
(c) Payment of Default Interest.  Any amount of principal or interest on this Note which is not paid when due shall bear interest from the date due until such past due amount is paid at a rate of interest equal to the Applicable Rate plus six percent (6%) per annum (the "Default Rate"). Any accrued but unpaid interest at the Default Rate shall, at the option of the Holder, be included, from time to time, in the Conversion Amount.

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(d) General Payment Provisions. All payments of principal and interest on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Holder may designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day. For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of California are authorized or required by law or executive order to remain closed.
(e) Prepayment.  At any time prior to the Maturity Date and/or the Conversion Date, the Company may pre-pay this Note in full or in part without penalty upon delivery of thirty days (30) notice to the Holder.  Upon prepayment of this Note in full, the Holder shall have no further rights under this Note (except for such rights that may specifically survive the payment of the Note), including no rights of conversion.
2.             Conversion of Note. At any time and from time to time while this Note is outstanding, this Note may be, at the sole option of the Holder, converted into shares of the common stock, no par value per share (the "Common Stock") of the Company, in accordance with the terms and conditions set forth below.
(a) Voluntary Conversion.   The Holder may convert all or any portion of the outstanding unpaid principal balance, any accrued interest and any other sums due and payable hereunder or under the NPA into shares of common stock of the Company ("Conversion Shares") at any time at the discretion of the Holder, or any of the Holders as to its portion of the Loan Amount, at a price equal to the lower of (i) $0.15 cents per share (ii) or the average of the closing bid price of the Company's common stock taken over the twenty trading days prior to conversion provided that (iii) upon any sale and issuance by the Company of common stock, or a security that is convertible into common stock, at a price lower than a net receipt to the Company of $0.15 per share (the "Down Round Price"), the Conversion Price per share shall be adjusted to the Down Round Price subject to Holder's providing to the Company a written notice of binding intent to convert the Notes in whole or in part at the Down Round Price no later than ten (10) trading days following the Holder's written receipt from the Company of the Down Round Price (the "Mandatory Down Round Conversion"), provided further the (A) Holder also shall have received notice of intent from the Company of its intent to sell securities at the Down Round Price (the "Down Round Notice") and (B) Holder is given the opportunity within the ten (10) days following receipt of the Down Round Notice to purchase up to one half of the securities being offered by the Company at the Down Round Price. If the Company does not comply with the provisions of 2(a)(iii) hereof, Holder shall nevertheless retain its right to convert this Note at the Down Round Price but shall not be obligated to effect the Mandatory Down Round Conversion.  The conversion price of the Notes will be further subject to proportional adjustment for stock splits, reverse stock splits or combinations of shares, stock dividends, and the like Holder shall submit a conversion notice (in the form attached hereto as Exhibit "A", the "Conversion Notice").
(b) [Intentionally Left Blank]

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(c) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:
(1) Holder's Delivery Requirements. To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Holder (the "Conversion Date"), the Holder shall: (A) transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Company (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Company's transfer agent); and (B) upon receipt by the Holder of the Conversion Shares, surrender the original Note to a nationally recognized overnight courier for delivery to the Company.
(2) Company's Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than five (5) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the "Conversion Confirmation") to the Holder indicating that the Company will process such Conversion Notice in accordance with the terms herein. Within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Company fails to issue the Conversion Confirmation), provided that the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, the Company shall cause the transfer agent to electronically transmit the applicable Conversion Shares to which the Holder shall be entitled by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system, and provide proof satisfactory to the Holder of such delivery.  In the event that the Company's transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Company fails to issue the Conversion Confirmation), the Company shall instruct and cause its transfer agent to issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of Conversion Shares to which the Holder shall be entitled. If less than the full principal and accrued but unpaid interest amount of this Note is submitted for conversion, then the Company shall within five (5) Business Days after receipt of the original Note, at its own expense, issue and deliver to the Holder a new Note for the outstanding principal and interest amount not so converted; provided that such new Note shall be substantially in the same form as this Note.
(3) Record Holder. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.
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(4) Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Holder by the date required hereby, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates representing the principal amount of this Note unsuccessfully tendered for conversion to the Company.

(5) Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Company.
(6) Obligation Absolute; Partial Liquidated Damages. The Company's obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Note, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Note, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $500 per day for each day after the date by which such certificates should have been delivered until such certificates are delivered. Nothing herein shall limit Holder's right to pursue actual damages or declare an

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Event of Default pursuant to this Note or any agreement securing the indebtedness under this Note for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Holder from having the Conversion Shares issued directly by the Company's transfer agent, in the event for any reason the Company fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Holder upon exercise of Holder's conversion rights hereunder.

(d) Adjustments to Conversion Price.

(1) Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

(2) Fundamental Transaction. If, at any time while this Note is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the "Alternate Consideration").  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price

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among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(3) Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Note, the Company shall promptly deliver to Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(4) Notice to Allow Conversion by Holder.  If: (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Company's records, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such

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reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert this Note during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

(e) Reservation of Common Stock.  The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price.
3.             Voting Rights. The Holder shall have no voting rights under this Note, except as required by applicable law, including, but not limited to, the California General Corporations Law, and as expressly provided in this Note.
4.              Defaults and Remedies.
(a) Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:
(1) Nonpayment of Obligations. Any amount due and owing on this Note or the other Notes, whether by its terms or as otherwise provided herein or therein, is not paid on the date such amount is due.
(2) Misrepresentation. Any written warranty, representation, certificate or statement of the Company in this Agreement, , the Security Documents (as defined below) or any other agreement with Holder shall be false or misleading in any material respect when made or deemed made.
(3) Nonperformance. Any failure to perform or default in the performance of any covenant, condition or agreement contained in this Note, which failure to perform or default in performance continues for a period of fifteen (15) days after the Company receives notice or knowledge from any source of such failure to perform or default in performance (provided that if the failure to perform or default in performance is not capable of being cured, in Holder's sole discretion, then the cure period set forth herein shall not be applicable and the failure or default shall be an immediate Event of Default hereunder).
(4) Default under Loan Documents. Any failure to perform or default in the performance by the Company that continues after applicable grace and cure periods under any covenant, condition or agreement contained in the Credit Agreement or Security Agreement or any other agreement with Holder, all of which covenants, conditions and agreements are hereby incorporated in this Agreement by express reference.

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(5) Assignment for Creditors. The Company makes an assignment for the benefit of creditors, fails to pay, or admits in writing its inability to pay its debts as they mature; or if a trustee of any substantial part of the assets of the Company is applied for or appointed, and in the case of such trustee being appointed in a proceeding brought against the Company, the Company by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment and such appointment is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the date of such appointment.
(6) Bankruptcy. Any proceeding involving the Company is commenced by or against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government, and in the case of any such proceeding being instituted against the Company: (i) the Company, by any action or failure to act, indicates its approval of, consent to or acquiescence therein; or (ii) an order shall be entered approving the petition in such Proceedings and such order is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the entry thereof.
(7) Material Adverse Effect. The occurrence of (i) a material adverse change in, or a material adverse effect upon, the assets, business, prospects, properties, financial condition or results of operations of Borrowers, taken as a whole; (ii) a material impairment of the ability of Borrowers, taken as a whole, to perform their Obligations under any of the Loan Documents; (iii) a material adverse effect on: (A) any material portion of the Collateral; (B) the legality, validity, binding effect or enforceability against any Borrower of any of the Loan Documents; (C) the perfection or priority (subject to Permitted Liens) of any Lien granted to Holder under any Loan Document; or (D) the rights or remedies of Holder under any Loan Document; or (iv) a material adverse effect or impairment on the Holder's ability to sell shares of Borrower's Common Stock issuable to Holder under any Loan Documents without limitation or restriction in the Principal Trading Market, to the extent such material adverse effect or impairment is caused as a direct result of any action or inaction by any Borrower (a "Material Adverse Effect"). For purposes of determining whether any of the foregoing changes, effects, impairments, or other events have occurred, such determination shall be made by Holder, in its sole, but reasonably exercised, discretion.
(8) Collateral Impairment. The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any lien against, any of the Collateral or any collateral under a separate security agreement securing any of the obligations hereunder, and such judgment or other process shall not have been, within thirty (30) days from the entry thereof: (i) bonded over to the satisfaction of Holder and appealed; (ii) vacated; or (iii) discharged, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or impairment of any of the Collateral or any of

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the Collateral under any security agreement securing any of the obligations hereunder, or any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in the sole opinion of Holder acting in good faith, to become unsatisfactory as to value or character, or which causes Holder to reasonably believe that it is insecure and that the likelihood for repayment of the obligations hereunder is or will soon be impaired, time being of the essence. The cause of such deterioration, impairment, decline or depreciation shall include, but is not limited to, the failure by the Company to do any act deemed reasonably necessary by Holder to preserve and maintain the value and collectability of the Collateral.

(9) Remedies.  Upon the occurrence and during the continuance of an Event of Default following a thirty (30) day cure period after the Company receives written notice of default from Holder, except that Borrower's failure to pay any amount owing to the Lender shall have a cure period of no greater than seven days,  Holder shall have all rights, powers and remedies set forth in this Note and the NPA, in any written agreement or instrument (other than this Agreement) relating to any of the obligations or any security therefor, or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, Holder may, at its option and without further notice, demand or presentment for payment to the Company or others, may declare the then outstanding principal balance of this Note, together with all other sums due under the Note, immediately due and payable, together with all accrued and unpaid interest thereon and thereafter all such sums shall bear interest at the Default Rate, together with all reasonable attorneys' fees, paralegals' fees and costs and expenses incurred by the Holder in collecting or enforcing payment thereof (whether such reasonable fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and all other sums due by the Company hereunder, all without any relief whatsoever from any valuation or appraisement laws and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder at law, in equity, or under this Note. No Event of Default shall be waived by Holder, except and unless such waiver is in writing and signed by Holder. No failure or delay on the part of Holder in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. There shall be no obligation on the part of Holder to exercise any remedy available to Holder in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity. Borrower agrees that in the event that Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Note, any of the other Notes, or any other agreements with Holder, no remedy of law will provide adequate relief to Holder, and further agrees that Holder shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

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5.             Security for the Note.  To secure the payment and performance by the Company of the obligations hereunder, the Company grants, under and pursuant to the NPA executed by the Company dated as of the date hereof, to Holder, its successors and assigns, a continuing, first-priority security interest in, and does hereby assign, transfer, mortgage, convey, pledge, hypothecate and set over to Holder, its successors and assigns, all of the right, title and interest of the Company in and to the Collateral (as defined herein or in the NPA), whether now owned or hereafter acquired, and all proceeds (including, without limitation, all insurance proceeds) and products of any of the Collateral. At any time upon Holder's request, the Company shall execute and deliver to Holder any other documents, instruments or certificates requested by Holder for the purpose of properly documenting and perfecting the security interests of Holder in and to the Collateral granted hereunder, including any additional security agreements, mortgages, control agreements, and financing statements (collectively "Security Documents").

6.             Lost or Stolen Note. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and customary for similar circumstances in commercial Holder/borrower circumstances, and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount and interest into Common Stock.

7.             Cancellation. After all principal, accrued interest and all other sums at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

8.             Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper, provided, however, nothing contained herein shall limit the Holder's ability to bring suit or enforce this Note in any other jurisdiction. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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9.             Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies of the Holder as provided herein shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

10.           Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

11.           Failure or Indulgence Not Waiver. Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing.  A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

12.           Notice.  Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

13.           Usury Savings Clause.  In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance of this Note immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of such outstanding principal balance and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder of this Note may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the outstanding principal balance.  It is the intention of the parties that the Company does not intend or expect to pay nor does the Holder intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest that may be charged under applicable law.

14.           Binding Effect.  This Note shall be binding upon the Company and the successors and assigns of the Company and shall inure to the benefit of Holder and the successors and assigns of Holder.

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15.           Severability.  In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part, in any respect, or in the event that any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Note.  The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

16.           Participations.  Holder may from time to time sell or assign, in whole or in part, or grant participations in this Note and/or the obligations evidenced hereby, subject, however, to first obtaining the Company's written consent.  The holder of any such sale, assignment or participation, if the applicable agreement between Holder and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Holder (to the extent of such holder's interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to the Company (to the extent of such holder's interest or participation), in each case as fully as though the Company was directly indebted to such holder.

17.           Amendments.  The provisions of this Note may be changed only by a written agreement executed by the Company and Holder.

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IN WITNESS WHEREOF, the Company has caused this Note to be executed on and as of the date set forth above.

STWC HOLDINGS, INC.

By:
Name:
Title:

[  signature page to Promissory Note  ]

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EXHIBIT A
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal and/or interest under the Convertible Promissory Note (the "Note") of STWC Holding, Inc., a Colorado corporation (the "Company"), into shares of common stock, par value $0.001 per share (the "Common Shares"), of the Company in accordance with the conditions of the Note, as of the date written below.
Conversion calculations
Effective Date of Conversion:	_______________________

Principal Amount and/or Interest to be Converted:	_______________________

Conversion Price Per Share:	_______________________

Number of Common Shares to be Issued:	_______________________

[ HOLDER ]
By: _____________________________
Name:  __________________________
Title:  ____________________________
Address:  _________________________
__________________________
__________________________

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 NOTE PURCHASE AND SECURITY AGREEMENT
THIS NOTE PURCHASE AND SECURITY AGREEMENT (this "Agreement") is made and entered as of August 29, 2018 (the "Effective Date") by and between STWC Holdings, Inc., a Colorado corporation ("Borrower" or "Company"), and Richland Fund, LLC., a Delaware limited liability company ("Lender" or "Buyer"). Borrower and Lender may be referred to herein individually as a "Party" or collectively as the "Parties."
RECITALS
A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act") and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.
B. Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, Senior Convertible Promissory Notes of the Company, in the aggregate principal amount of $225,000 to be purchased in three tranches as set forth below (as the principal amount thereof may be increased pursuant to the terms thereof, and together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, in the form attached hereto as Exhibit A, each a "Note" and collectively the "Notes", and this Agreement together with all additional, related or associated agreements, documents, filings, entered into between the Parties or provided by any of the Parties in connection with the Financing and the issuance of the Notes, including but not limited to those documents set forth in Section 5.2.1 below, as described below, the "Financing Documents"), convertible into shares of common stock, no par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Note, (the Financing"), and Lender is willing to provide such Financing.
C. The Company has agreed to issue a warrant to purchase 100,000 shares of Common Stock (the "Warrant" and collectively with the Note(s), the "Securities") to the Buyer as additional consideration for entering into this transaction.
D. This Agreement and the other Financing Documents set forth the understanding of the parties with respect to the Financing and the other matters contemplated hereby.
NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, promises, and agreements contained herein, and intending to be legally bound, the Parties hereby agree as follows:

AGREEMENT
1. Financing Amount.  The amount of the Financing shall be Two Hundred Twenty Five Thousand and No/100 Dollars ($225,000.00) in the aggregate (the "Financing Amount") in three tranches evidenced by three separate Notes as follows: (i) $100,000.00 (the "First Tranche") to be provided on the initial Closing Date (the "First Tranche Date"), (ii) $67,000.00 to be provided 30 days following the First Tranche Date (the "Second Tranche Date") and (iii) the balance of $58,000.00 to be provided on or about October 1, 2018 or 30 days following the Second Tranche Date whichever is later (the "Third Tranche Date"). Lender shall deliver Financing Amount to Borrower in accordance with Sections 5 and 18 subject to the satisfaction of all conditions to Lender's obligations to fund such amount contained in the Financing Documents.
2. Due Date; Obligation.
2.1. Due Date.  The Obligations (as defined below) relating to the Financing and the Notes issued in respect thereof shall be due and payable as follows:
2.1.1. Interest Payment. Interest payments shall be due and payable as follows (i) the payment of accrued, but unpaid interest under the First Tranche shall commence 60 days from the First Tranche Date and on the first business day of each month thereafter until the First Tranche Note is paid in full, (ii) the payment of accrued, but unpaid interest under the Second Tranche shall commence 30 days from the Second Tranche Date and on the first business day of each month thereafter until the Second Tranche Note is paid in full, and (iii) the payment of accrued, but unpaid interest under the Third Tranche shall commence 30 days from the Third Tranche Date and on the first business day of each month thereafter until the Third Tranche Note is paid in full.
2.1.2.  Principal Payment. Borrower in addition to these interest payments shall pay to Lender principal payments of $50,000 on each of (i) January 15, 2019, (ii) April 15, 2019, (iii) July 15, 2019, (iv) October 15, 2019 and (v) a payment of $25,000 on January 15, 2020. The date the Obligations related to the Financing are due and payable is referred to as the "Due Date.
2.2. Obligations.  "Obligations" means the indebtedness incurred pursuant to the Financing and all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with any Financing Documents entered into by the Parties or their applicable affiliates, and all related documents, together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn, payments for early termination, fees, penalties, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Borrower now or hereafter existing under the Financing Documents, including, without limitation, interest, fees and other amounts that, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding.

3. Use of Proceeds.  Borrower agrees that the proceeds of the Financing shall be used as set forth on Exhibit B attached hereto and may not in any part be used to defray any Company costs incurred in connection to the financing hereby contemplated. In addition, Borrower shall provide to the Lender a written report, in form satisfactory to the Lender, not less often than monthly, on the utilization of proceeds received from the Lender. Failure to provide a weekly report shall constitute a breach of the Loan Documents.
4. Payments.
4.1. Application of Payments.  All payments made under or pursuant to this Agreement and the other Financing Documents shall be applied first, to any late charges, costs, expenses, charges fees payable under this Agreement and the other Financing Documents, as set forth in Section 2.1 above, and finally, to any other Obligations hereunder and under the other Financing Documents.  Interest on the Notes shall accrue on the outstanding principal amount of each Note at the rate twelve percent (12%) per annum based on a 360-day year.  Borrower shall pay accrued interest as set forth in Section 2.1.1.  Repayment of the Obligations shall be made when and as they become due under this Agreement and the Notes and shall otherwise be made by Borrower on the Due Date, as such Due Date may be extended by Lender in its sole discretion.
4.2. Prepayment.  Borrower may prepay all or any portion of a Note, after providing 30 days prior written notice (with any such amounts to be applied in the order specified in Section 2.1 above), at the option of Borrower, without penalty.
5. Closing.
5.1. Closing Date.  Lender shall use its commercially reasonable efforts to complete the Closing and deliver the Financing Amount to the account specified below in Section 18 within five (5) business days following the satisfaction of the Closing Conditions set forth below in Section 5.2 (each date of closing of the Financing, a "Closing Date).
5.2. Closing Conditions.  Prior to or as of the  Closing, the following conditions shall have been satisfied or waived by Lender in its sole discretion ("Closing Conditions"):
5.2.1 Delivery of All Executed Documentation.  Borrower shall have delivered executed originals of all Financing Documents to Lender.  Such Financing Documents include, but are not limited to the following, each in form and substance satisfactory to Lender in its reasonable discretion: (a) this Agreement; (b) the form Notes for the Financing; (c) the Warrant; (d) executed personal Guaranty of Erin Phillips and Shawn Phillips; and such other documents as Lender may reasonably request, including the documentation necessary for Lender to perfect its senior, first priority security interest in the Collateral, as described below. Further, if Lender determines or is informed by Borrower that any rights, property or interests that are the subject of any of the foregoing deliveries are not owned or held by Borrower, as of the date hereof or thereof, or otherwise is or may be encumbered, Borrower shall promptly execute additional copies of such deliveries in the form of such deliveries that were previously negotiated and delivered, but with an updated effective date that is the date Borrower has acquired the requisite rights, property or interests.

5.2.2 Completion of Checks.  All verifications and checks of Borrower's credit and/or background and all UCC searches of Borrower required by Lender shall have been completed or deferred at the discretion of the Lender to a later date.  BORROWER HEREBY EXPLICITLY AUTHORIZES LENDER TO RUN ALL CREDIT CHECKS, BACKGROUND CHECKS, UCC SEARCHES AND OTHER VERIFICATIONS DEEMED REASONABLY NECESSARY BY LENDER.
5.2.3 Perfection of Security Interests.  All of the conditions of Section 6 shall have been satisfied, and Lender shall have perfected, or shall perfect as of or immediately following the Closing, its security interests in all Collateral (as defined below) by filing UCC-1 Financing Statements and such other security agreements as may be reasonably required, and to the extent applicable, by control and/or by possession.
5.2.4 Delivery of Organizational Documents.  Delivery of the organizational documents for Borrower along with any amendments thereto, in each case as in effect as of the Closing Date.
5.2.5 Additional Requirements.   Such other documents, instruments, agreements, approvals, opinions, requirements and/or filings as Lender may reasonably request or are necessary to effectuate the purpose and intent of the respective Parties in entering into this Agreement.
If Lender waives any of the above Closing Conditions based upon Borrower's agreement to satisfy such Closing Conditions following the Closing Date, Borrower shall be obligated to promptly and diligently pursue the satisfaction of such Closing Conditions by the date on which Lender and Borrower have agreed to extend satisfaction of such Closing Condition, and Borrower's failure to timely and fully do so shall constitute a Default.
6. Security.  Payment of the Obligations shall be secured by personal guaranties from Shawn Phillips and Erin Phillips, in the form agreed to by the parties. and shall be further secured by those liens, security interests and protections for Lender set forth in this Section, which shall constitute a security agreement between Borrower and Lender, for the express benefit of Lender and its successors and assigns:
6.1 Grant of Security Interest.  Borrower hereby grants to Lender a senior, first priority lien on and security interest in and to all of the right, title and interest of Borrower in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the "Collateral"):
6.1.1 all the assets of Borrower, including, but not limited to, all tools, inventory, contract rights, consumer goods, equipment, inventory, general intangibles, accounts, chattel paper, deposit accounts, documents, instruments, investment property, letter-of-credit rights, letters of credit, money, patents, licenses, intellectual property, cash, cash equivalents, cash collateral, accounts receivable, contracts rights, real property, plant, machinery, equipment, fixtures, vehicles, stock and equity instruments, commercial tort claims, supporting obligations, to the extent not covered by the foregoing types of Collateral, choses in action and all other personal property of Borrower, whether tangible or intangible, and book and records pertaining to Collateral;

6.1.2 all proceeds, replacements, substitutions, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Borrower is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral; and
6.1.3	any after acquired collateral or assets of the foregoing types.
6.1.4 For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or any proceeds thereof are sold, exchanged, collected or otherwise disposed of, regardless of whether such disposition is voluntary or involuntary.  Each item of Collateral listed in this Section 6.1 that is defined in the Uniform Commercial Code as in effect in the State of Colorado (the "UCC") shall include, but not be limited to, the respective definitions set forth for such terms in the UCC, it being the intention of Borrower that the description of the Collateral set forth above be construed to include the broadest possible range of assets; provided, however, that if by reason of mandatory provisions of applicable law, any or all of the attachment, perfection or priority of Lender's security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code in a jurisdiction other than the State of Delaware, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.  Borrower hereby unconditionally and irrevocably appoints and constitutes Lender (it being acknowledged that such power of attorney is coupled with an interest), as its true and lawful attorney in fact for the assignment, transfer and perfection of this grant and pledge of the Collateral, to the interest and name of Lender.  Lender shall hold this security interest in the pledged Collateral as security for the repayment of the Obligations and the covenants contained in the Financing Documents relating to the Financing.
6.2 Perfection.  Lender is authorized to file, and Borrower at its expense shall cause to be filed, proper and effective UCC financing statement(s), intellectual property security agreements ("IP Security Agreements"), and any other filings necessary in order to legally perfect Lender's liens and security interests in the Collateral, and Lender may, and Borrower shall, take any other steps or actions deemed necessary by Lender to perfect Lender's interests in the Collateral.  Borrower hereby expressly gives Lender the authority and permission to file any statement(s), and take such steps or actions, as are contemplated by the foregoing sentence.
6.3 Security for Obligations.  This Agreement (together with any IP Security Agreements and filings necessary in order to legally perfect Lender's liens and security interests in the Collateral, which shall be executed and delivered by the Parties at the Closing or at such other time as the Parties may agree) secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy Code), of all Obligations of Borrower, including any future amounts loaned to Borrower by Lender hereunder or under any future or prior agreements, documents or instruments.

6.4 Borrower to Remain Liable.  Anything contained herein to the contrary notwithstanding, (a) Borrower shall remain liable under any contract and agreement included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement and any other Financing Documents had not been executed, (b) the exercise by Lender of any of its rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment transferred or assigned hereunder.
6.5 Further Assurances.  Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may reasonably request, in order to perfect, protect or maintain any security interest granted or purported to be granted hereby or by the IP Security Agreements or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Borrower will: (i) execute, if necessary, and file such financing or continuation statements, or amendments thereto; and (ii) deliver such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby or thereby.  Borrower hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Borrower.
6.6 Lender Appointed Attorney-in-Fact.  Borrower hereby irrevocably appoints Lender as such Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, in Lender's discretion, to take any action and to execute any instrument that Lender may deem reasonably necessary or advisable to accomplish the purposes of this Agreement and each other applicable Financing Document, from time to time after the occurrence and during the continuation of a Default, including: (a) to obtain and adjust insurance (including any claims thereunder) required to be maintained by Borrower or paid to Lender; (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above; (d) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection or preservation of any of the Collateral or otherwise to enforce or protect the rights of Lender with respect to any of the Collateral; (e) to pay or discharge taxes or liens (other than liens permitted under the Financing Documents) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its sole discretion, any such payments made by Lender to become obligations of Borrower to Lender, due and payable immediately without demand; (f) to sign and endorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; and (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Borrower's expense, at any time or from time to time, all acts and things that Lender deems necessary to protect, preserve or realize upon the Collateral and any proceeds thereof and Lender's security interests therein in order to effect the purpose and intent of the Financing Documents, all as fully and effectively as Lender may elect in its sole discretion.

6.7 Indemnity and Expenses.  Borrower agrees to indemnify Lender and its principals, partners, employees and affiliates (collectively, the "Lender Indemnified Parties"), against any and all claims, losses, costs, expenses and liabilities in any way relating to, growing out of or resulting from the Financing Documents and the transactions contemplated hereby or associated herewith (including, without limitation, those incurred in or resulting from the enforcement of this Agreement), except to the extent such claims, losses, costs, expenses or liabilities result from Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction in a judgment not subject to appeal.  Borrower agrees to pay to Lender and each applicable Lender Indemnified Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Lender or such Lender Indemnified Party may incur in connection with (i) the administration of the Financing Documents, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or under any other Financing Document, or (iv) the failure by Borrower to timely and fully perform or observe any of the provisions hereof.  The obligations of Borrower in this Section 6.7 shall survive the termination of this Agreement and the discharge of Borrower's other obligations under the Financing Documents.
6.8 Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral and shall (i) secure all future advances or loans made by Lender to Borrower, (ii) remain in full force and effect until the payment in full of the Obligations, including any additional advances or loans made to Borrower by Lender, and (iii) be enforceable by and inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), Lender (and its assignees and transferees in turn) may assign or otherwise transfer any of its rights arising under the Financing Documents to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to Lender (or any applicable assignees and transferees thereof) whether arising herein or otherwise.
6.9 Maintenance of Collateral.  Borrower shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral, and shall otherwise protect and preserve the Collateral, and pay promptly when due all payments, property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against or with respect to, the Collateral.  Borrower shall, at its own expense: (a) perform and observe in all material respects all terms and provisions of its material contracts and agreements, enforce all material contracts and agreements in accordance with their terms, and take all such action to such end as may be prudent or from time to time requested by Lender; and (b) furnish to Lender, upon Lender's reasonable request, (i) copies of all notices, requests and other documents received by Borrower under or pursuant to any material contracts or agreements, (ii) such information and reports regarding the Collateral and Borrower and its business as Lender may reasonably request.  Borrower shall not, (x) without the prior written consent of Lender, cancel, terminate, amend, pledge, encumber or alter any Collateral or consent to or accept any cancellation or termination thereof, or give any consent, waiver or approval thereunder, or (y) take any other action in connection with the Collateral could reasonably be expected to materially impair the value and priority of the interest or rights of Borrower thereunder or that could reasonably be expected to impair the interest or rights of Lender under this Agreement or any other Financing Document.
6.10 No Encumbrance or Transfer.  For so long as any of the Obligations remain outstanding, Borrower shall not encumber, dilute or in any way transfer, pledge or grant liens in Borrower's interests in the Collateral without the express written consent of Lender, which may be given, conditioned or withheld in Lender's sole discretion.
6.11 Future Acquisition of Collateral.  For any part(s) or item(s) of the Collateral that are not owned by Borrower as of the date and time of execution of this Agreement, this Agreement shall become effective with respect to such part(s) or item(s) immediately and automatically upon the acquisition of such part(s) or item(s) by Borrower, and Borrower agrees to promptly execute, at Lender's request, additional agreements in the same form of this Agreement dated as of the date of such acquisitions of such part(s) or item(s), which agreements shall specifically describe any Collateral not specifically described in this Agreement.
7. Lender's Representations and Warranties.
7.1. As of the Closing Date, the Buyer is purchasing the Notes and the Warrant, and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes and such additional shares of Common Stock, if any, as are issuable on account of interest on the Notes pursuant to this Agreement and/or upon exercise of the Warrant, such shares of Common Stock being collectively referred to herein as the "Conversion Shares" and, collectively with the Notes and the Warrant, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.
7.2. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").
7.3. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

7.4. The Buyer and its advisors, if any, have been, and for so long as any Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as any Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs.  Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in this Agreement.
7.5. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.
7.6. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 7.6 and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Securities, and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer in effecting such pledge of Securities shall be not required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or otherwise.

7.7. The Buyer understands that until such time as the Notes, Warrant, and, upon conversion of a Note and/or exercise of the Warrant in accordance with its respective terms, the Conversion Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):
"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE/EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."
The legend set forth above shall be removed and the Company shall issue or cause to be issued a certificate for the applicable shares of Common Stock without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable shares of Common Stock to such holder by electronic delivery by crediting the account of such holder's broker with The Depository Trust Company ("DTC"), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides the opinion of legal counsel to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected.  The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance.  The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.  In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144, Rule 144A or Regulation S, at the Deadline (as defined in the Notes), it will be considered an Event of Default pursuant to Section 3.2 of the Notes.

7.8. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.
7.9. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer's name on the signature pages hereto.
8. Borrower's Representations and Warranties.  Borrower hereby represents, warrants and covenants, as applicable, to Lender (a) as of the date hereof and (b) as of any subsequent extension of the Due Date or the time of funding any advance or loan of any funds pursuant to any of the Financing Documents, as follows:
8.1 Borrower is duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of its business requires it to be so qualified.
8.2 Borrower has operated, and is operating, in compliance with all material laws, rules and regulations applicable to Borrower's business, and currently possesses all material permits, licenses and approvals necessary to conduct Borrower's business as currently conducted and as proposed to be conducted in the future.
8.3 If Borrower is a "registered organization" (as defined in the Uniform Commercial Code), Borrower's name and organizational number is as provided in the Financing Documents is accurate, and its main office is located at 1350 Independence St., Suite 300, Lakewood, Colorado 80215.
8.4 Borrower has the power and authority to perform the transactions and its obligations as contemplated under the Financing Documents.
8.5 The execution, delivery and performance by Borrower of its obligations under the Financing Documents, and consummation by Borrower of the transactions contemplated thereby:
8.5.1 have been duly authorized and executed by all necessary authorizations, approvals and consents of Borrower, its officers and directors, its shareholders, and any applicable third parties or governmental agencies or authorities;
8.5.2 does not and will not contravene or cause Borrower to be in default under (I) Borrower's organizational or governing documents, (II) any material contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting Borrower or Borrower's business or property, or (III) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting Borrower or Borrower's property;

8.5.3 does not and will not result in or require the creation of any adverse claim upon or with respect to any of the property of Borrower (other than those in favor of Lender as contemplated hereunder); and
8.5.4 are valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms except as enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws presently or hereafter in effect affecting the enforcement of creditors' rights generally and subject to general principles of equity.
8.6 As of November 14, 2017, and except as may disclosed in Schedule 8.6, the authorized capital stock of the Company consists of: 100,000,000 authorized shares of Common Stock, no par value, of which 27,140,550 shares were issued and outstanding, and no authorized shares of preferred stock. All of such outstanding shares of capital stock of the Company and the Conversion Shares, are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.  As of the effective date of this Agreement, other than as publicly announced prior to such date and reflected in the SEC filings of the Company (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by transactions contemplated in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.
8.7 Borrower owns or validly licenses the rights to all material inventions, software, code and intellectual property utilized by Borrower, incorporated into its products and services or important or necessary to the conduct of Borrower's business.
8.8 The unaudited financial statements of Borrower listed in Exhibit D attached hereto and incorporated herein by this reference are materially accurate and not misleading as of the date hereof.
8.9 Borrower currently has no judgments of any kind against it or its properties.
8.10 Except as may be set forth or disclosed on Schedule 8.10, Borrower is not currently involved in any litigation or governmental (including any judicial) proceedings or investigations of any kind.

8.11 The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Notes in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof
8.12 The issuance of the Warrant is duly authorized and will be validly issued and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.
8.13 The Company understands and acknowledges the potentially dilutive effect of the Conversion Shares to the Common Stock upon the conversion of the Notes. The Company further acknowledges that its obligation to issue, upon conversion of the Notes, the Conversion Shares, in accordance with this Agreement, and the Notes are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company
8.14 The Company and each of its subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority
8.15 The Notes shall be a senior debt obligation of the Company, with priority in payment and performance over all existing and future indebtedness of the Company, except for the Company's preexisting obligations that are secured of record. The execution, delivery and performance of this Agreement and the Notes by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its subsidiaries in default) under, and neither the Company nor any of its subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any property or assets of the Company or any of its subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Except as may be set forth on Schedule 8.15 the businesses of the Company and its subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Notes in accordance with the terms hereof or thereof or to issue and sell the Notes in accordance with the terms hereof and, upon conversion of the Notes and/or exercise of the Warrant, issue Conversion Shares. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. If the Common Stock of the Company is listed for trading on any principal market operated by OTC Markets Group, Inc. or any successor to such markets (collectively, the "OTC"), the Company is not in violation of the listing requirements of the OTC and does not reasonably anticipate that the Common Stock will be delisted by the OTC in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.
8.16 Except as set forth on Schedule 8.16, since June 30, 2017 there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.
8.17 Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect, except as previously disclosed in SEC Documents of the Company or as described in Schedule 3(l) attached hereto. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect, except as previously disclosed in SEC filings of the Company.

8.18 Except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options described in the SEC filings or other transactions which are described within the SEC filings, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
8.19 All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 8.19 No event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
8.20 Neither the Borrower, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.
8.21 The Borrower has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.
8.22 The Borrower agrees to and shall file a Form D with respect to the Securities as required under Regulation D as promulgated by the SEC and to provide a copy thereof to the Lender promptly after such filing.
8.23 To the extent it may lawfully do so, Borrower hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Buyer in order to enforce any right or remedy under this Agreement, the Notes and any document, agreement or instrument contemplated thereby.  Notwithstanding any provision to the contrary contained in this Agreement, the Notes and any document, agreement or instrument contemplated thereby, it is expressly agreed and provided that the total liability of the Company under this Agreement, the Notes or any document, agreement or instrument contemplated thereby for payments which under applicable law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under applicable law in the nature of interest that the Company may be obligated to pay under this Agreement, the Notes and any document, agreement or instrument contemplated thereby exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law applicable to this Agreement, the Notes and any document, agreement or instrument contemplated thereby is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Agreement, the Notes and any document, agreement or instrument contemplated thereby from the effective date thereof forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Lender with respect to indebtedness evidenced by this Agreement, the Notes and any document, agreement or instrument contemplated thereby, such excess shall be applied by the Lender to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Lender's election
8.24 All representations, warranties and covenants made by Borrower in any of the other Financing Documents hereby are incorporated into this Agreement by this reference as if fully set forth herein, and all such other representations and warranties are true and complete in all material respects, and all such covenants are binding and enforceable against Borrower in accordance with their respective terms.
9. Borrower's Covenants.  To induce Lender to enter into the transactions contemplated under the Financing Documents, Borrower hereby covenants and agrees as follows:
9.1 Borrower shall not do, and shall use its commercially reasonable efforts not to cause or permit any other person or entity to do, anything to impede, affect, limit or interfere with the priority, scope, validity and enforceability of the liens of Lender on or the security interests of Lender in the Collateral.
9.2 In the case of a Default (as defined below), Borrower (A) shall not do, and shall use its commercially reasonable efforts not to cause or permit any other person or entity to do, anything to impede or interfere with the collection, transfer, sale, possession, use or operation by Lender of the Collateral and Borrower will further promptly provide or obtain all necessary documentation, assistance, authorizations and information needed for Lender or its transferees or assignees to collect, transfer, sell, possess, use or operate the Collateral, (B) will supply all additional information requested by Lender for the transfer, sale, possession, use or operation of any Collateral by Lender or its transferees or assignees thereof, and (C) will instruct its employees, contractors and agents to cooperate and assist Lender and its applicable transferees or assignees thereof in the use, operation, transfer, collection, possession and/or sale of the Collateral.
9.3 To the best knowledge of Borrower, all material information furnished by or on behalf of Borrower to Lender in connection with this Agreement or any Financing Document shall be true and complete in all material respects when furnished and shall not omit to state a material fact necessary to make the statements contained therein not misleading.

9.4 Borrower shall provide Lender with regular financial statements, not less often than fourteen (14)  days after the end of each calendar quarterly period. All financial statements provided by Borrower after the date hereof shall be materially accurate and not misleading as of the date so provided. Borrower shall promptly provide Lender with updated financial statements if there are any material changes to the financial condition reflected in the most recent statements provided to Lender.
9.5 Borrower shall not materially alter the organizational structure, business, operations, officers or ownership of Borrower without first obtaining the reasonable consent of Lender, which consent shall not be unreasonably withheld or delayed.
9.6 Borrower shall promptly notify Lender in the event that Borrower becomes involved or threatened with any material litigation or any governmental (including judicial) proceedings or investigations of any kind
9.7 Borrower shall not do and shall not cause or permit any other person or entity to do, anything to impede or interfere with the priority, enforceability or validity of the liens of Lender on or the security interests of Lender in the Collateral.  Borrower shall not transfer, encumber or grant any liens on or security interests in the Collateral without the prior written consent of Lender.  Borrower shall not incur any material liabilities or obligations other than in the ordinary course of business without obtaining the consent of Lender, not to be unreasonably withheld.
9.8 Borrower shall operate in accordance with all of its material permits, licenses and approvals, and all material laws, rules and regulations of any kind applicable to Borrower's business or affairs, excluding federal laws relating to cannabis.
9.9 Erin Phillips and Shawn Phillips, husband and wife, shall execute and deliver to the Buyer a Personal Guaranty substantially in the form attached hereto as Exhibit C.
9.10 The Company will indemnify and hold harmless Lender, Subsidiary and Subsidiary shareholders from any claims that are brought or may be brought by any creditors or shareholders of the Company not resulting from the negligence or willful misconduct of Lender or Subsidiary. ["Subsidiary" shall mean a new subsidiary whose shares Borrower shall endeavor in good faith fully to spin-out to its shareholders as a special dividend (the "Spin Off") no later than 60 days from the Mandatory Compliance Date defined below or as soon thereafter as may be practicable.] The Company guaranty herein contemplated shall terminate six months after completion of the Spin Off.
9.11 The Company shall complete and file its annual reports on Form 10-K for the fiscal years ended January 31, 2016 and 2017, including financial statements for the years then ended as audited by its independent PCAOB-registered firm of independent certified public accountants, with the U.S. Securities and Exchange Commission ("SEC") and shall further complete and file with the SEC all other required reports on Forms 10-Q and 8-K that are currently deemed delinquent within 90 days from the initial Closing Date (the "Mandatory Compliance Date").

9.12 Borrower shall ensure all material inventions, software, code and intellectual property that are owned by Borrower, incorporated into Borrower's products or important to Borrower's business shall be and remain the sole and exclusive property of Borrower.
10. Borrower's Covenants Relating to Subsidiary.
10.1. The Company's Board of Directors will adopt resolutions approving formation of a subsidiary company and the Company will deliver into the Subsidiary and maintain at all times an operating business satisfactory to the Lender. Capitalization of the Subsidiary shall consist of (i) 5,000,000 shares of authorized blank check preferred stock, that may be issued in one or more series on such terms as may be approved of by the Board of Directors of the Subsidiary but none of which shall be outstanding prior to the Spin Off, and (ii) 15,000,000 shares of authorized common stock of which 3,000,000 shares of common stock shall be issued and outstanding of which the Lender will receive for no added consideration, 1,000,000 shares of common stock of the Subsidiary. The Company shall distribute all of the remaining two million shares of the Subsidiary pro rata to the other shareholders of the Borrower of record on the Closing Date. Until distribution to the other shareholders, the Company will hold 2,000,000 shares of the Subsidiary for voting purposes.
10.2. In the event the Company subsequent to the initial Funding Date issues any shares of its capital stock to a person other than the Lender, holders of those shares shall not be entitled to receive any dividend or distribution of capital stock of the Subsidiary.
10.3. The Company will timely file annual financial statements, audited by an independent, PCAOB-registered firm of certified public accountants, not later than 90 days following the end of the Company's fiscal year end and timely file unaudited quarterly financial statements not later than 45 days following each period covered by such reports.
10.4. The board of directors of the Subsidiary shall consist of three members of whom one shall be designated by the Company, one shall be designated by the Lender and one shall be an "independent director" designated jointly by the Company and the Lender.
10.5. Securities of the Subsidiary including capital stock, options, warrants or notes may be issued only by unanimous approval of the Board of Directors of the Subsidiary. Salaries of any employees of the Subsidiary shall be approved by not less than 2/3 of the members of the Board of Directors. The foregoing two conditions shall terminate upon the earlier of (i) obtaining a $50 million market cap of Subsidiary maintained for not less than thirty consecutive trading days, (ii) an acquisition of Subsidiary, in an arm's length transaction by a third party, which is approved by at least 2/3 of directors, or (iii) attaining at least $5 million in audited annual revenue with not less than $25 million of assets for any completed fiscal year.
10.6. Borrower shall form and organize the Subsidiary, appoint directors and officers, and cause an operating business to be transferred to the Subsidiary all to the reasonable satisfaction of the Lender at the date of the first funding event and promptly shall cause Law Offices of Aaron Grunfeld & Associates to be appointed as corporate counsel to Subsidiary.

10.7. Lender agrees to fund initial fees and expenses associated with Subsidiary up to but not exceeding $100,000 or, until such time as Subsidiary has obtained an aggregate of $100,000.00, from third parties, following which further expenses will be borne by Subsidiary. Any additional capital raises required for working capital needs and strategic activities of the Subsidiary will be the responsibility of the Lender but will cease upon the signing of the merger agreement with a prospective target company.
10.8. Failure to timely perform any of the foregoing covenants, or of other representations and warranties contained within the Financing Documents, shall constitute a breach of the Financing Documents that will cause a trigger of the default rate of interest rate to 18% per annum until paid.
11. Obligation of Borrower when Breach Discovered.  Upon discovery by Borrower of any inaccuracy in or breach of any of any Borrower's representations, warranties or covenants under the Financing Documents, Borrower shall give prompt written notice to Lender of such inaccuracy or breach including reasonable detail describing such breach or inaccuracy, the anticipated effect thereof on Borrower or its business, whether or not Borrower believes such breach or inaccuracy can be cured and if so, the proposed nature and deadline for such cure.  Notwithstanding the foregoing, the delivery of such notice and any purported potential cure thereof shall not be deemed to create any cure right or require any forbearance by Lender unless otherwise agreed by Lender or expressly provided herein.
12. Default.  Any one or more of the following events, regardless of whether such occurrence is voluntary or involuntary or comes about or becomes effected by operation of law or otherwise, shall be considered a "Default" by Borrower under the terms of this Agreement (subject to the Cure Period as provided in Section 12):
12.1 Repayment Failure.  Borrower fails to timely and fully pay all Obligations on or before the Due Date thereof or when such other Obligations otherwise become due, and such failure to pay is not cured within seven (7) days after written notice thereof from Lender. A Default in any one Note shall be deemed a Default in each of the Notes.
12.2 Incorrect Representation, Warranty, or Furnished Information.  Any material representation or warranty made by Borrower in any Financing Document proves to be incorrect or untrue in any material respect, or any material representation, information, statements (including financial statements), reports, or data furnished or made available by or on behalf of Borrower (including by any duly authorized attorney or accountant or employee of Borrower) in connection with any Financing Documents or the matters contemplated hereby or thereby proves to have been untrue in any material respect, and the untruthfulness thereof was known to Borrower at the time the representation, information, statements, reports or data was furnished to Lender.
12.3 Material Breach.  Borrower materially breaches or defaults with respect to any covenant, agreement, provision or condition of this Agreement or any other Financing Document.  For avoidance of doubt, the Parties acknowledge and agree that any Default by Borrower under any Financing Documents shall constitute a default by Borrower under all of the Financing Documents, entitling Lender to immediately exercise the remedies provided under Section 13.

12.4 Bankruptcy or Insolvency.  A receiver, conservator, liquidator or trustee of Borrower or any of its subsidiaries is appointed by order of decree of any court or agency or supervisory authority having jurisdiction; or any order for relief is entered against Borrower or any if its subsidiaries under the U.S. Bankruptcy Code; or Borrower or any of its subsidiaries files for bankruptcy protection under the U.S. Bankruptcy Code or any involuntary bankruptcy in which it or any of its subsidiaries is a named debtor is filed; or Borrower or any of its subsidiaries is adjudicated bankrupt or insolvent; or any property of Borrower is sequestered by court order and such order remains in effect for more than ninety (90) days; or a petition is filed by or against Borrower or any of its subsidiaries under any state, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or receivership law of any jurisdiction, whether now or hereafter in effect and such petition remains unstayed for more than ninety (90) days
12.5 Default Under Other Agreements.  At any time after the Closing, Borrower materially breaches any covenant, agreement, provision or condition of any of Borrower's material agreements or contracts, provided, that, for purposes hereof, any breaches or defaults, individually or in the aggregate, that gives rise to liability of Borrower in an amount greater than $50,000 shall be deemed to be material.
13. Default Consequences and Remedies.  Upon the occurrence of one or more Default by Borrower, and at all times thereafter, and following the expiration of any applicable Cure Period (as defined below):
13.1 Default Interest.  A default interest rate of eighteen percent (18%) per annum, or if less, the maximum rate then permissible under applicable law, calculated on the basis of a three hundred sixty (360) day year, shall accrue against any unpaid Obligations.
13.2 Acceleration.  All Obligations, including all fees, accrued interest, costs, expenses and charges, shall become immediately due and payable without notice or demand and the Due Date for any then outstanding Obligations shall be deemed the date of the Default triggering such acceleration (except to the extent the default is a Non-Payment Default that is timely cured to Lender's reasonable satisfaction as provided in Section 14 below).
13.3 Costs and Expenses of Collection.  Borrower shall be responsible for all costs incurred by Lender in the collection of the Obligations, including costs and expenses related to the enforcement of Lender's liens and security interests and foreclosure on the Collateral, attorney fees, Lender's fees, and court and collection costs, if any.
13.4 Remedies.  Lender shall have the right to pursue any and all available legal and equitable remedies for the collection of the Obligations and all fees, interest and penalties due and payable, including but not limited to the following:
13.4.1 Lender may, at its option, exercise any or all of the remedies available to it under the UCC or any uniform commercial codes or equivalent laws or statutes of any applicable jurisdiction.

13.4.2 Lender may take any other action or remedy available to Lender under applicable law or in equity, or pursuant to the terms of this Agreement, the other Financing Documents, or otherwise.
13.4.3 Notwithstanding any other provisions hereof, in the event that any other creditors or shareholders of, or investors in, Borrower take material action (which, for purposes hereof, shall mean any actions, individually or in the aggregate, that give rise to liability of Borrower in an amount greater than $50,000) against Borrower or initiate foreclosure proceedings against material assets of Borrower, which actions remains unstayed or unbonded against for more than ninety (90) days, Borrower shall be deemed to have granted to Lender hereunder, as of the date hereof and without the requirement of any further action, a security interest in all of Borrower's assets in order to secure the performance by Borrower of its obligations hereunder and under the other Financing Documents.
Following the exercise of any of the foregoing remedies, after payment in full and satisfaction of all Obligations (including any costs of sale, collection and enforcement), any amounts received by Lender in excess of the Obligations shall be delivered to Borrower or to the order directed by Borrower.  Lender may deduct from the proceeds of any sale of Collateral to a third party the amount of any Obligations owed to Lender pursuant to this Agreement and any other Financing Documents, or any associated agreements, all costs and expenses associated with the removal and sale of the Collateral, including those costs, if any, incurred in repairing, restoring, protecting, transporting or transferring the Collateral.  If the proceeds from any such sale are less than the total Obligations, the proceeds from the sale shall be applied to pay such Obligation, but Borrower will remain liable for any amounts remaining unpaid or unsatisfied.
14. Cure Period.  Prior to Lender exercising any of its rights and remedies pursuant to Section 13, except in the case of a Default arising from the failure to pay any Obligations when due (such failure being, a "Payment Default" and any other Default being, a "Non-Payment Default"), Borrower shall have a reasonable opportunity to cure any such Non-Payment Default for a period of thirty (30) days after the date of such Non-Payment Default, or such longer period as may be agreed to by Lender in its reasonable discretion (the "Cure Period"), prior to Lender having the right to exercise any remedies hereunder; provided, that Borrower shall promptly advise Lender of all material facts regarding any such Non-Payment Default and the specific actions Borrower proposes to take to cure any such Non-Payment Default.  Whether any such Non-Payment Default is timely and appropriately cured will be determined by Lender in its good faith, reasonable discretion.  Borrower shall not be entitled to any Cure Period for any Payment Default, except as provided in Section 12.1 and to the extent Lender otherwise agrees in its sole and absolute discretion.
15. PRESENTMENT.  BORROWER AND ALL PERSONS NOW OR HEREAFTER LIABLE FOR THE PAYMENT OF ANY OBLIGATIONS, INCLUDING INTERESTS, COSTS, CHARGES, EXPENSES, FEES OR ANY OTHER AMOUNTS DUE ON THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS, OR ANY PART THEREOF, HEREBY (I) EXPRESSLY WAIVE PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST, AND (II) AGREE THAT THE TIME FOR THE PAYMENT OR PAYMENTS OF ANY PART OF THE OBLIGATIONS MAY BE EXTENDED BY THE MUTUAL CONSENT OF THE PARTIES WITHOUT RELEASING OR OTHERWISE AFFECTING THEIR LIABILITY ON THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS, OR ANY LIEN, SECURITY INTEREST OR MORTGAGE SECURING THE OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENTS.

16. Legal Fees and Expenses.  Both Borrower and Lender shall be solely responsible for their own legal, professional and out-of-pocket fees and expenses incurred or charged in connection with the Financing Documents.
17 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.  This Agreement and the other Financing Documents shall be construed in accordance with, and governed in all respects by, the laws of the State of California, without regard to its conflicts of laws rules, except with respect to the laws that apply to the perfection and enforcement of the security interests in the Collateral, in which case the laws of the states in which the Collateral is located shall govern.  Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Superior Court of the State of California sitting in Los Angeles, California and of the United States District Court of the Central District of California, and any California appellate court from any thereof, in any action or proceeding arising out of or relating to any Financing Document, or for recognition or enforcement of any judgment relating thereto or arising therefrom, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be exclusively heard and determined in such California State court or, to the extent permitted by applicable law, in such California federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.  Nothing in this Agreement or any other Financing Document or otherwise shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Financing Document against Borrower or its properties in the courts of any jurisdiction. Borrower hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Financing Document in any court referred to in Section 17. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of any purported inconvenient forum to the maintenance of such action or proceeding in any such court.  Each party to this Agreement irrevocably consents to service of process in any action or proceeding arising out of or relating to any Financing Document, in the manner provided for notices (other than telecopy or email) herein.  Nothing in this Agreement or any other Financing Document will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.
18 Payments to Lender.  Unless Lender notifies Borrowers that a different method of payment is desired, all payments of any amounts owed to Lender shall be paid by wire transfer to the bank account identified on Exhibit D:

19 Funding.  The funding of the Financing Amount to Borrower (net of applicable costs and expenses, if elected by Lender) shall be made by wire transfer to the account identified on Exhibit E:
20 Notices.  Unless otherwise specifically provided herein, any approval, disapproval, demand, document or other notice or communication ("Notice") required or permitted to be given hereunder shall be in writing and may be served (a) personally, or (b) by commercial delivery or private courier service, or (c) by Federal Express or other national overnight delivery service, or (d) by registered or certified mail (return receipt requested, postage prepaid), or (e) by telecopy or facsimile transmission, to the respective addresses and numbers specified below (or such other address for Notice as any Party may provide to the other Party from time to time pursuant to a validly delivered Notice hereunder), which Notice shall be effective (i) upon personal delivery, (ii) the next business day after delivery to Federal Express or other national overnight delivery service for next day delivery to the appropriate address, (iii) when received as indicated by the date on the return invoice or receipt showing delivery, or (iv) when sent by telecopy or facsimile, with written proof of either transmittal to and receipt by the other party or the failure of such transmission to the number designated by such party in this Section being established mechanically by the sender at the time of transmittal or attempted transmittal.  Any delivery by facsimile in which all attempted facsimile transmissions failed shall be followed on the next business day by one of the other methods of notice set forth in this Section.  Notice of change of any address or fax numbers shall be given by written notice in the manner detailed in this Section or by email at the addresses set forth in this Section.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to constitute receipt of the Notice.  All Notices to Lender shall be copied via email to Lender at the address specified below. The parties' addresses for Notices are as follows:

IF TO LENDER:                                    Richland Fund, LLC
4 Richland Place
Pasadena, California 91103
Attention: Justin Yorke, Manager
 Email: justin@mcgrainfinancial.com
IF TO BORROWER:                            STWC Holdings, Inc.
1350 Independence St., Suite 300
Lakewood, Colorado 80215
Attention: Erin Phillips, Chief Executive Officer
Email: erin@strainwise.com
21 Miscellaneous.
a. This Agreement and the Financing Documents constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and therein and supersede all prior or contemporaneous agreements, representations and understandings of the parties, express or implied, oral or written.  This Agreement may not be amended or modified in any way except in a writing signed by each of the parties hereto.  Borrower may not assign its obligations under this Agreement without the prior written consent of Lender, which may be granted, conditioned or withheld in Lender's sole discretion.  Lender may freely pledge, assign or transfer its rights under this Agreement or under any Note issued pursuant hereto, subject only to delivering a Notice of such fact to Borrower as provided in Section 20.  From and after any such assignment, all references to "Lender" herein" shall mean and include any such assignee to the extent of the rights so assigned.  All provisions herein shall be construed in all cases as a whole according to their fair meaning, neither strictly for nor against either Borrower or Lender and without regard for the identity of the party preparing the same.  Borrower agrees to cooperate in good faith with Lender and its agents and representatives in all aspects of accomplishing the intent of this Agreement, including but not limited to signing additional documents and taking other actions as may be reasonably necessary or proper for such purpose.  No agency, partnership, joint venture or other relationship is intended hereby, and no Party shall be deemed the agent, servant, employee, partner or joint venture of ant other Party.  Borrower and Lender shall not, in any way or for any reason be deemed to have become a partner of the other in the conduct of its business or otherwise, or a joint venture.  Any date that falls on a legal holiday or weekend shall not be extended until the next business day.  Without limiting Lender's rights or remedies provided herein or available at law or in equity, the term of this Agreement shall extend until all Obligations are paid in full and Borrower performs all obligations that are required under this Agreement.
b. This Agreement shall be deemed to be jointly drafted by the Borrower and Lender and shall not be construed against any person as the drafter hereof.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.
c. In the event that any provision of this Agreement, the Notes, or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Notes, or any other agreement, certificate, instrument or document contemplated hereby or thereby.
d. This Agreement, the Notes, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Borrower nor Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.
e. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither Borrower nor Lender shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

f. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
g. The representations and warranties of Borrower and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Lender. Borrower agrees to and shall indemnify and hold harmless the Lender and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.
h. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
i. In consideration of the Lender's execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement or the Notes, the Company shall defend, protect, indemnify and hold harmless the Lender and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Notes or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Notes or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Notes or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Lender or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

j. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement or the Notes will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement or the Notes, that the Lender shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement or the Notes and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.
k. To the extent that the Company makes a payment or payments to the Lender hereunder or pursuant to the Notes, or the Lender enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
l. No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies of the Lender existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.
m. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.  Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BORROWER:	Lender:

STWC HOLDINGS, INC.	RICHLAND FUND, LLC.

By: ________________________________________	By: ________________________________________
Erin Phillips, Chief Executive Officer	Justin Yorke, Manager

EXHIBIT A

Form of Note

EXHIBIT B

Use of Proceeds

EXHIBIT C

Form of Personal Guaranty

EXHIBIT D

Unaudited Financial Statements

EXHIBIT E

Lender's Wire Instructions

EXHIBIT F

Borrower's Wire Instructions

SCHEDULE 8.6

Authorized Capital Stock

SCHEDULE 8.16

No Material Adverse Changes Disclosure

STOCKHOLDERS GUARANTY
This Stockholders Guaranty is made as of this _____ day of August 29,2018 (this "Guaranty"), by Erin Phillips ("Erin") and Shawn Phillips ("Shawn") (Erin and Shawn, husband and wife, are each sometimes hereafter referred to as a "Guarantor" and collectively as the "Guarantors") in favor of Richland Fund, LLC, a Delaware limited liability company ("Beneficiary").
RECITALS
A. Erin is the Chief Executive Officer and sole director of STWC Holdings, Inc. a Colorado corporation (the "Company") owns or controls directly or indirectly about seventy percent (70%) of the issued and outstanding (and rights to acquire) shares of common stock of the Company.
B. The Company has requested that Beneficiary make term loans to the Company which in the aggregate may amount up to $225,000 (the "Loan").
C. The Company and the Gurantors acknowledge that the full amount of the the Loan may be advanced in three tranches each of which to be evidenced by a promissory note (each a "Note" and collectively referred to as the "Notes").
D. Erin and Shawn (the "Guarantors") are entering into this Guaranty to induce Beneficiary to make the Loan to the Company.
E. The Company is delinquent in making its annual, quarterly and other periodic reports ("Filings") with the United States Securities and Exchange Commission ("SEC") and requires the proceeds from the Loan to hire and pay independent auditors and counsel as well as retain other support staff to complete and make all needed Filings with the SEC.
F. Guarantors acknowledge and agree that they have each derived and will derive substantial direct and indirect economic benefits from the Loan being made by Beneficiary to the Company.
G. The Company and the Beneficiary are entering into a Note Purchase Agreement dated as of August 29, 2018 (the "NPA) and Guarantors further acknowledge that the Beneficiary would not have agreed to enter into the NPA nor make the Loan or accept any of the Notes but for the delivery of this Guaranty to Beneficiary.
AGREEMENT
SECTION 1.      Guaranty.
Guarantors, jointly and severally, absolutely, irrevocably and unconditionally guarantee the full and prompt payment, performance and satisfaction of any and all Guarantied Obligations (as defined below) owing from time to time.  Guarantors, jointly and severally, agree that upon written demand by Beneficiary, and pursuant to any applicable Cure Period contained within the Notes, Guarantors will forthwith pay, perform or satisfy any Guarantied Obligation not theretofore satisfied by the Company in accordance with Beneficiary's instructions.  All payments under this Guaranty shall be made free and clear of any and all deductions, withholdings and setoffs, including withholding on account of taxes.  All Guarantied Obligations shall be conclusively presumed and fully understood to have been created in reliance of this Guaranty.

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In addition, Guarantors, jointly and severally, hereby agree to pay any and all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' and other professional fees and expenses) incurred by Beneficiary in connection with (i) the collection of all sums guaranteed hereunder and (ii) the exercise or enforcement of any rights, powers or remedies of Beneficiary under this Guaranty or applicable law.
The term "Guarantied Obligations" shall mean all of the following:  any and all present and future principal, interest, loans (including, without limitation, the Loan), indebtedness, liabilities and obligations (whether monetary or non-monetary) of the Company arising under, relating to or owing under those certain three separate senior convertible promissory notes issued by the Company to the Beneficiary  (as amended, supplemented or otherwise modified from time to time, designated herein as the "Notes") in the aggregate principal amount of $225,000, of whatever nature, character or description, and any and all agreements, instruments or other documents heretofore or hereafter executed or delivered in connection with any of the foregoing, in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, amended, renewed, extended, exchanged, restated, refinanced, refunded or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether for principal, interest, premiums, fees, costs, expenses (including, without limitation, attorneys' fees) or other amounts incurred for administration, collection, enforcement or otherwise, whether or not arising after the commencement of any proceeding under bankruptcy or insolvency laws (including, without limitation, post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by any statute of limitations or such Indebtedness, claim, liability or obligation may otherwise be unenforceable.
SECTION 2.      Guaranty Continuing and Irrevocable.
Until the final payment in full in cash of the Guarantied Obligations, the joint and several liability of the Guarantors under this Guaranty shall be continuing and irrevocable, irrespective of:
(i) any lack of validity or enforceability of the Notes or any of the Guarantied Obligations (or any other agreement or instrument relating thereto);
(ii) any release, amendment, modification or waiver of, or consent to departure from, any of the Guarantied Obligations, including without limitation extensions (including extensions beyond and after the original term) of payment or performance dates; or

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(iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Guarantied Obligations or Guarantors in respect of this Guaranty.
SECTION 3.      Continued Effectiveness; Reinstatement.
Notwithstanding any termination of this Guaranty, if at any time any payment or performance of any of the Guarantied Obligations (from any source) is rescinded, repaid or must otherwise be returned by Beneficiary (x) due to or upon the insolvency, bankruptcy or reorganization of the Company or Guarantor or (y) for any other circumstance, this Guaranty shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.
SECTION 4.       Subrogation.
Until the final payment and performance in full in cash of the Guarantied Obligations, each Guarantor hereby irrevocably waives any claim or other rights which he or she may now have or hereafter acquire against the Company that arises from the existence or performance of a Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any collateral which Beneficiary now has or hereafter acquires.  Any agreement between any Guarantor and the Company which is in any respect contrary to the foregoing shall be null and void and of no force or effect.
SECTION 5.      Guaranty Independent; Waivers.
(a) Each Guarantor agrees that (i) the obligations of each Guarantor hereunder are independent of and in addition to the undertakings of the Company pursuant to the Notes, (ii) a separate action may be brought to enforce the provisions hereof whether the Company is a party in any such action or not, (iii) Beneficiary may at any time, or from time to time, and without impairing the liability of a Guarantor for the Guarantied Obligations: (A) extend or change the time of payment and/or performance and/or the manner, place or terms of payment and/or performance of all or any of the Guarantied Obligations; (B) settle or compromise with the Company, and/or any other person liable thereon, any and all of the Guarantied Obligations, and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to Beneficiary and/or any other person or corporation; and (C) release any person liable in respect of the Guarantied Obligations or terminate any security interest or credit securing, or credit support for, the Guarantied Obligations; and (iv) Beneficiary shall be under no obligation to marshal any assets or sources of payment in favor of Guarantor or in payment of any or all of the Guarantied Obligations.
(b) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES (i) presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the Guarantied Obligations and this Guaranty, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or making any claim or demand hereunder upon Guarantors or either of them, (ii) any right to require Beneficiary to (A) proceed against the Company or any other person, (B) proceed against or exhaust any security held from the Company or any other person, or (C) pursue any

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remedy in Beneficiary's power whatsoever, in any case; (iii) any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company other than full and indefeasible payment, performance and satisfaction of the Guarantied Obligations; (iv) all rights and defenses arising out of an election of remedies by Beneficiary; (v) to the fullest extent permitted by law, all rights and benefits otherwise accorded a surety under law (including without limitation the California Civil Code and the California Code of Civil Procedure).
(c) In addition, Guarantors, jointly and severally, irrevocably waive all defenses that at any time may be available to Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect, and ALL RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO GUARANTORS BY REASON OF SECTIONS 2787 TO 2855, INCLUSIVE, AND SECTION 3433 OF THE CALIFORNIA CIVIL CODE, AND ANY SIMILAR LAWS OF COLORADO OR ANY OTHER STATE OR JURISDICTION.
SECTION 6.      Representations and Warranties.
The Guarantors hereby jointly and severally represent and warrant that (a) each Guarantor has the full legal right to enter into this Guaranty and this Guaranty, when delivered to Beneficiary, will constitute a legal, valid and binding obligation against each of the Guarantors, enforceable jointly and severally against the Guarantor in accordance with its term, (b) this Guaranty does not conflict with any of the other contractual or other obligations of any Guarantor and (c) each of the Guarantors has received and reviewed the Note and related transaction documents and is familiar with the terms thereof and consents thereto.
SECTION 7.      No Implied Waiver; Remedies Cumulative.
No failure on the part of Beneficiary to exercise and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall Beneficiary be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION 8.      Successors and Assigns; Transferability.
This Guaranty is a continuing guaranty and shall be binding upon the Guarantors jointly and severally and shall inure to the benefit of and be enforceable by Beneficiary and its successors, transferees and assigns.  Without limiting the generality of the foregoing, Beneficiary may assign or otherwise transfer the Notes or any of the Notes to any other entity or third party, and such other entity or third party shall thereupon become vested with all the rights in respect thereof granted to Beneficiary herein or otherwise.  However, this Guaranty may not be assigned, revoked or amended by any Guarantor without Beneficiary's prior written consent, and this Guaranty shall be unaffected by any substitution of obligors herein or of the Company under the Notes.

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SECTION 9.      No Duty.
Guarantors assume the responsibility for keeping informed of the financial condition of the Company and of all other circumstances bearing upon the risk of nonpayment or nonperformance of the Guarantied Obligations, and agrees that Beneficiary shall have no duty to advise any of the Guarantors of any information known to Beneficiary regarding any such financial condition or circumstances.
SECTION 10.     Bankruptcy of the Company.
Notwithstanding any modification, discharge or extension of the Guarantied Obligations or any amendment, modification, stay or cure of Beneficiary's rights which may occur in any bankruptcy or reorganization case or proceeding concerning the Company, whether permanent or temporary, and whether or not assented to by Beneficiary, the Guarantors hereby jointly and severally agree that it shall be obligated hereunder to pay and perform the Guarantied Obligations and discharge their other obligations in accordance with the terms of the Guarantied Obligations and terms of this Guaranty.  Each Guarantor understands and acknowledges that by virtue of this Guaranty, he and she have specifically assumed, jointly and severally, any and all risks of a bankruptcy, insolvency or other reorganization case or proceeding with respect to the Company.
SECTION 11.     Governing Law.
THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED AS TO ITS VALIDITY, ENFORCEMENT, INTERPRETATION, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS BY THE STATUTES, LAWS, AND JUDICIAL DECISIONS OF THE STATE OF CALIFORNIA, IRRESPECTIVE OF ITS CONFLICTS OF LAWS RULES.
SECTION 12.     Notices.
All notices under this Guaranty shall, whether or not so stated, be in writing, and if not so in writing shall not be deemed to have been given, and be either personally delivered, sent by pre-paid one day or overnight express mail, in a securely enclosed and sealed envelope, or sent by facsimile (if receipt of same is confirmed by the sender's facsimile equipment), to the following addresses:
(i)            If to Guarantors:

Erin Phillips and Shawn Phillisc/o STWC Holdings, Inc.
1350 Independence St., Suite 300
Lakewood, Colorado 80215
Email:
Facsimile:

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(ii)           If to Beneficiary:
Richland Fund, LLC
4Richland Place
Pasadena, California 91103
Attention: John P. McGrain, Manager
Email:
Facsimile:

The addresses of Beneficiary and Guarantors may be changed from time to time by written notice to the other party given in the same manner.  Any notice so served upon or sent to Guarantor or Beneficiary in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder on the earlier of actual receipt or two business days following delivery to any nationally recognized overnight courier service, except that notices of changes of address shall not be effective until actual receipt.
SECTION 13.     Miscellaneous.
(a) This Guaranty is intended as a final expression of this agreement of guaranty and is intended as a complete and exclusive statement of the terms of this agreement.  No course of prior dealings between Guarantors and Beneficiary, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.
(b) No amendment or waiver of any provisions of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No notice to or demand on Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.
(c) If any term, provision, covenant or condition hereof or any application thereof is held by a court of competent jurisdiction to be invalid, void or unenforceable, all other provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.
(d) This Guaranty may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.  Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.
(e) Guarantor agrees to take all actions necessary to enable the Company to observe and perform, and to refrain from taking any action which would prevent the Company from observing and performing, the Guarantied Obligations.

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(f) Guarantor knowingly and voluntarily waives any claim against Beneficiary (whether for damages, injunction, reformation, rescission, or otherwise) that Guarantor was fraudulently or otherwise wrongfully induced to enter into this Guaranty, or on the grounds enumerated in (or similar to) Section 1565 through 1580, and Sections 1688, 1689, 1691, 1692 and 1693, of the California Civil Code (an any similar laws applicable in any other state or jurisdiction), arising in connection with the circumstances surrounding the negotiation, execution and delivery of this Guaranty.
(g) EACH GUARANTOR AND, BY ACCEPTANCE HEREOF, BENEFICIARY EACH HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER BENEFICIARY NOR ANY PERSON ACTING ON BEHALF OF BENEFICIARY HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF JURY TRIAL.  GUARANTOR ACKNOWLEDGES THAT (i) IT BARGAINED AT ARM'S LENGTH AND IN GOOD FAITH, WITHOUT DURESS, (ii) THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS WHATEVER, (iii) THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL AND (iv) THAT IT HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL.
(h) Time is of the Essence.  Time is of the essence with respect to all obligations of Guarantor herein.

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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Guaranty in favor of Beneficiary as of the date first above written.
GUARANTORS

Erin Phillips

Shawn Phillips

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MEMORANDUM OF TERMS
for
$225,000.00 Secured Convertible Note

July 30, 2018

THIS TERM SHEET SUMMARIZES THE PRINCIPAL TERMS OF THE PROPOSED FINANCING OF **STWC HOLDINGS INC.** THIS TERM SHEET IS FOR DISCUSSION PURPOSES ONLY. THERE ARE NO OBLIGATIONS ON THE PART OF ANY NEGOTIATING PARTY UNTIL A DEFINITIVE NOTE PURCHASE AGREEMENT IS SIGNED BY ALL PARTIES.

Borrower:	STWC Holdings, Inc. (the "Company" or the "Borrower")
Lender:	Richland Fund, LLC
Loan Amount:	$225,000.00 which shall be funded in three tranches of which (i) $100,000.00 to be provided on the initial Funding Date, (ii) $67,000.00 to be provided 30 days thereafter and (iii) $58,000.00 to be provided on or about October 1, 2018. The Loan Amount shall be evidenced by three separate promissory notes issued to the Lender by the Borrower (collectively the "Notes") and in the event of a Company liquidation, reorganization or similar proceeding under any federal or state insolvency law the Notes shall be senior to all other debt of the Borrower.
Target Funding Date:	Following execution of definitive transaction documents Borrower and Lender anticipate the first tranche funding to be on or around August 1, 2018 ("initial Funding Date")
Term:	All amounts owing under the Notes shall be due no later than 18 months from the initial Funding Date ("Term").
Interest Rate:	12% per annum, based upon a 365-day year, which shall include interest accrued during the deferment period set forth below. Each Note shall bear interest from its date of funding.
Security and Guarantor:	UCC-1 and Personal guaranties from Erin Phillips and Shawn Phillips.
Subsidiary Guaranty:	The Company will indemnify and hold harmless Lender, Subsidiary and Subsidiary shareholders from any claims that are brought or may be brought by any creditors or shareholders of the Company in their capacities as such, excluding any claims resulting from Lending or Subsidiary misconduct or negligence. ["Subsidiary" shall mean a new subsidiary whose shares Borrower shall endeavor in good faith fully to spin-out to its shareholders as a special dividend (the "Spin Off") no later than 60 days from the Mandatory Compliance Date defined below or as soon thereafter as may be practicable.] The Company guaranty herein contemplated shall terminate six months after completion of the Spin Off.
Installments:	Interest payments on the Notes shall be due and payable on October 1, 2018 and shall be paid monthly thereafter no later than (ii) November 1, 2018, (iii) December 3, 2018, (iv) January 3, 2019, (v) and on the first business day of each month thereafter through

Prepayment: Borrower may prepay the Loan Amount at any time with 30 days' notice.

Conversion: The unpaid principal balance of the Loan Amount plus any accrued interest may be converted into shares of common stock of the Company at any time at the discretion of the Lender, or any of them as to its portion of the Loan Amount, during the Term at the lower of (i) $0.15 cents per share or (ii) or the average of the closing bid price of the Company's common stock taken over the 20 trading days prior to conversion. . Upon any issuance by Borrower during the term of the Notes of stock, or a security that is convertible into common stock, at a price lower than a net receipt to the Company of an amount per share that is less than the initial conversion price of the Notes ("Down Round Price") the conversion price of the Notes shall be adjusted to the Down Round Price, provided that in such event the Lender shall provide binding notice of intent to convert the Notes in whole or in part at the Down Round Price no later than 10 trading days following Lender's written receipt from Borrower of the Down Round Price. Upon any issuance by Borrower of stock, or a security that is convertible into common stock, at a price lower than a net receipt to the Company of an amount per share that is less than initial conversion price of the Notes then Lender during the 10 trading days following receipt from the Company of its intent to sell such securities shall also be allowed to purchase up to one half of the securities then being offered by the Company. The conversion price of the Notes will be further subject to proportional adjustment for stock splits, reverse stock splits or combinations of shares, stock dividends [other than stock dividends of the Subsidiary] and the like.

Warrants: Borrower shall issue to Lender Warrants to purchase 100,000 shares of common stock of the Borrower having a term which expires 60 months from the initial Funding Date with a strike price calculated at the lower of (i) a 10% discount to the closing price of the common stock on the initial Funding Date or (ii) a 10% discount to any follow on issuance of stock at a price that is lower than the closing price of the common stock on the initial Funding Date. Commencing 24 months following the initial Funding Date, if the shares of the Company trade 250% higher than the strike price for twenty consecutive trading days at an average volume of at least 50,000 shares on each trading day (the "Redemption Trigger"), then the Company may within five days of the Redemption Trigger, by giving 10 trading days written notice thereof to the holders of the Warrants, call for the redemption of the Warrants at a price of $0.02 per Warrant or an aggregate total payment of $2,000.00. The redemption provision may not be exercised prior to the 24 months anniversary of the initial Funding Date.

Use of Proceeds: The Loan shall be used solely for the purposes and in the manner set forth on Exhibit A and may not in any part be used to defray any Company costs incurred in connection to the financing hereby contemplated. In addition, Ms. Phillips and Mr. Willer shall provide to the Lender a monthly written report, in form satisfactory to the Lender, on the utilization of proceeds received from the Lender. Failure to provide a monthly report shall constitute a breach of the Loan Documents.

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The Company's Board of Directors shall adopt resolutions approving formation of a subsidiary company and the Company shall deliver into the subsidiary ("Subsidiary") and maintain at all times an operating business satisfactory to the Lender.

The Company will timely file all on going periodic and current reports with the SEC. and timely deliver unaudited quarterly financial statements not later than 45 days following each period covered by such reports.

Securities of the Subsidiary including capital stock, options, warrants or notes may be issued only by unanimous approval of the Board of Directors of the Subsidiary. Salaries of any employees of the Subsidiary shall be approved by not less than 2/3 of the members of the Board of Directors. The foregoing two conditions shall terminate upon the earlier of (i) a $50 million market cap of Subsidiary, (ii) an acquisition of Subsidiary which is approved by at least 2/3 of directors, (iii) [having a deemed value of $25 million in assets], or (iv) at $5 million in annual revenue for any completed fiscal year.

All initial legal fees associated with Subsidiary will be the responsibility of the Lender, until Subsidiary has raised not less than $100,000.00 in a private placement of Subsidiary securities, at which point all further expenses will be borne by Subsidiary. Any additional capital raises required for the working capital needs and strategic activities of the Subsidiary will be the responsibility of the Lender, but will cease upon the signing of merger agreement with a prospective target company.

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Other Matters: The investment contemplated by this Term Sheet shall be made pursuant to a Note Purchase Agreement and related documents reasonably acceptable to the parties and will contain among other things customary representations and warranties of the Company, covenants of the Company reflecting the provisions outlined in this term sheet, and appropriate conditions to closing.

Conditions Precedent to Financing: This Summary of Terms is not intended as, and shall not constitute,a legally binding commitment by the Lender, and any obligation on the part of the Lender is subject to the following conditions:

1. Completion of legal documentation satisfactory to the Company and Lender.
2. Satisfactory completion of due diligence by the Lender.
3. Execution of definitive Loan Documents by the parties.

"LENDER"

By: [signature]

Date: 7/31/2018

"BORROWER"

By: [signature]

Date: 7/31/2018

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Exhibit A

Strainwise PUBCO Cleanup Budget

Service Provider	Cost		Required By	Notes
Past Due Balance - Audit	$	[illegible]	1-Aug-18	Required to do any work
Legal - Existing balance	$	12,000.00	1-Aug-18	Existing work on preparation and filing of [illegible]
Prospective audit cost - FYE 2016	$	25,000.00	1-Aug-18	Prospective retainer to initiate work
Prospective Audit Cost - FYE 2017	$	25,000.00	1-Sep-18	Prospective invoice due after work
CFO Consulting Fees	$	[illegible]	1-Sep-18	Current invoice in addition to completion of work
Bookkeeping / Controller	$	12,000.00	1-Sep-18	Current invoice in addition to audit [illegible] management and adjusting entry work
Exchange Fees, OTC [illegible] to OTCQB, Penalties	$	[illegible]	1-Sep-18	All fees, set off [illegible] sheets, [illegible]
Contingency	$	13,000.00	1-Sep-18	Buffer
Legal - Prospective invoice, filings, audit involvement	$	30,000.00	1-Sep-18	preparation and review of all filings, likely interaction with all parties ongoing during audit
Interest and fees contingency	$	21,000.00	[illegible]	
Total	$	225,000.00		
Tranche 1 Funding	$	100,000.00	1-Aug-18	Existing Audit and [illegible]
Tranche 2 Funding	$	67,000.00	1-Sep-18	Ongoing audit and cleanup costs
Tranche 3 Funding	$	58,000.00	1-Oct-18	Final balances and contingency

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